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                                                                  EXHIBIT 10.18

                                    SUBLEASE

                                 by and between

                           BURKE RUBBER COMPANY, INC.,
                            a California corporation


                                  as Sublessor,

                                       and

                           WESTLAND TECHNOLOGIES, INC.,
                            a California corporation

                                  as Sublessee,

                                       at

                 107 South Riverside Drive, Modesto, California.


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                                    SUBLEASE

THIS SUBLEASE ("Sublease") is made effective as of this 27th day of June, 1996 by and between BURKE RUBBER COMPANY, INC., a California corporation (the "Sublessor"), and WESTLAND TECHNOLOGIES, INC., a California corporation (the "Sublessee") with regard to the following facts:

                                    RECITALS

     A. Sublessor entered into that certain Industrial Lease dated July 1, 1991 by and between Arthur D. Bridges Family Revocable Trust ("Master Lessor"), as "Lessor," and Sublessor, as "Lessee," for the lease of a portion of that real property commonly known as 107 South Riverside Drive, Modesto, California, consisting of approximately 112,986 square feet (the "Premises") and more particularly described in the Master Lease. Such Lease was amended by that certain Addendum to Industrial Lease dated as of July 1, 1991 (collectively, as amended, the "Master Lease"). A copy of the Master Lease is attached hereto as EXHIBIT "A" and incorporated herein by this reference.

     B. Substantially concurrently herewith, pursuant to that certain Asset Sale Agreement ("Asset Sale Agreement") dated March 15, 1996 by and between Sublessor, as "Seller," and Sublessee, as "Purchaser," Sublessor is transferring to Sublessee all of Sublessor's right, title and interest in and to those certain "Assets" (as defined in the Asset Sale Agreement), which Assets are utilized for the business of manufacturing and selling rubber and rubber-like custom-molded products at the Premises.

     C. In connection with Sublessor's transfer of the Assets to Sublessee, Sublessor desires to sublease to Sublessee, and Sublessee desires to sublease from Sublessor, the Premises, upon the terms, covenants and conditions set forth in this Sublease.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. CAPITALIZED TERMS. All capitalized terms when used herein shall have the same meaning as is given such terms in the Master Lease, unless expressly superseded by the terms of this Sublease.

     2. SUBLEASE. Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor, the Premises on an "as-is," "where-is" basis, subject to the terms, covenants and conditions set forth in this Sublease.

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     3. TERM. The term ("Term") of this Sublease shall commence on the date upon which the "Closing" occurs under the Asset Sale Agreement (the "Commencement Date") and shall expire on October 31, 2001, unless sooner terminated pursuant to any provision of this Sublease or the Master Lease (the "Termination Date").

     4. RENT.

        (a) BASE RENT. Effective as of the Commencement Date, Sublessee shall pay to Sublessor, or its designee, as rent for the Premises, monthly payments of base rent ("Base Rent"), in advance, on the first day of each month of the Term of this Sublease in the amounts set forth under Column C of EXHIBIT "A-1". Base Rent and all other payments of rent and other sums under this Sublease (collectively, "Rent") shall be payable by Sublessee without notice, demand, reduction or set-off in lawful money of the United States of America to Sublessor or its agent at the address set forth in this Sublease, or to such other person or such other places as Sublessor may from time to time designate in writing. If the Term begins or ends on a day other than the first or last day of a month, the Base Rent for the partial month shall be prorated on the basis of a thirty (30) day month, and if the Commencement Date occurs on any day other than the first (1st) day of a calendar month, the Base Rent for the first partial month of the Term shall be paid on the Commencement Date.

        (b) OPERATING EXPENSES. In addition to the Base Rent and any other amounts constituting additional rent hereunder, Sublessee shall pay to Sublessor, as additional rent, the portion of the Operating Expenses, including but not limited to taxes, utilities, and insurance, which are attributable to the Premises during the term of this Sublease. Such additional rent shall be payable as and when Operating Expenses are payable by Sublessor to Master Lessor. Since the Master Lease gives the Master Lessor the option of requiring payment by Sublessor of Operating Expenses on the basis of an estimate thereof, as and when adjustments between estimated and actual Operating Expenses are made under the Master Lease, the obligations of Sublessor and Sublessee hereunder shall be adjusted in a like manner; and if any such adjustment shall occur after the expiration or earlier termination of the Term, then the obligations of Sublessor and Sublessee under this Paragraph 4(b) shall survive such expiration or termination. For purposes of this Sublease, the parties acknowledge and agree that, as of the date hereof, "Lessee's Share" of Operating Expenses payable by Sublessor under the Master Lease is sixty-three point eight percent (63.8%).

        (c) EXISTING TENANT IMPROVEMENTS. In addition to the Base Rent and any other amounts constituting additional rent hereunder, Sublessee shall pay to Sublessor, as additional rent on account of the tenant improvements heretofore installed by Sublessor in, on and about the Premises, including without limitation the Manufacturing Improvements and sprinkler system ("Existing Tenant Improvements"), monthly payments of $8,600.29, payable on the first (1st) day of each and every month commencing on the first (1st) day of the first full calendar month following the Commencement Date and continuing thereafter on the first (1st) day of each succeeding calendar month until the Termination Date, as specified on the payment schedule attached hereto as EXHIBIT "B". If the Commencement Date occurs on any day other

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than the first (1st) day of a calendar month, an amount equal to the amount of such monthly installment prorated on the basis of a thirty (30) day month, shall be paid on the Commencement Date. If this Sublease or the Master Lease is terminated earlier than October 31, 2001, (i) as a result of Sublessee's default hereunder or under applicable provisions of the Master Lease (a "Sublessee Default"), then, upon said termination, Sublessee shall pay to Sublessor an amount equal to the entire balance then outstanding on account of the Existing Tenant Improvements, as specified on EXHIBIT "B"; or (ii) for any reason other than a Sublessee Default, then Sublessee shall remain obligated to Sublessor from and after said termination to make monthly payments of $8,600.29 until all payments required on Exhibit B have been paid. This paragraph shall survive the Termination Date or any earlier termination of this Sublease.

     5. SECURITY DEPOSIT. Concurrent with Sublessee's execution of this Sublease, Sublessee shall deposit with Sublessor a security deposit (the "Security Deposit") in the amount of Twenty One Thousand Three Hundred Eighty-One Dollars ($21,381.00) as security for the faithful performance by Sublessee of all of its obligations under this Sublease. If Sublessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provisions of this Sublease, Sublessor may, but shall not be required to, apply all or any part of the Security Deposit for the payment of any rent or any other sum in default, or for the payment of any amount that Sublessor may spend or become obligated to spend by reason of Sublessee's default (including without limitation any amounts payable to Master Lessor under the Master Lease), or to compensate Sublessor for any other loss or damage that Sublessor may suffer by reason of Sublessee's default. If any portion of the Security Deposit is so used or applied, Sublessee shall, within five (5) days after written demand therefor restore the Security Deposit to its original amount. If Sublessee is not in default upon termination of this Sublease, said deposit, or so much thereof as has not theretofore been applied by Sublessor, shall be returned, without payment of interest or other increment for its use, to Sublessee at the expiration of the Term, and after Sublessee has vacated the Premises. No trust relationship is created herein between Sublessor and Sublessee with respect to the Security Deposit. Sublessor shall not be required to keep the Security Deposit separate from its general accounts. Sublessee shall not be entitled to any interest on the Security Deposit. Sublessee hereby waives the provisions of Section 1950.7 of the California Civil Code, and all other provisions of law, now or hereafter enforced, which provide that Sublessor may claim from a Security Deposit only those sums reasonably necessary to remedy defaults in the payment of rent, to repair damage caused by Sublessee or to clean the Premises, it being agreed that Sublessor may, in addition, claim those sums reasonably necessary to compensate Sublessor from any other loss or damage, foreseeable or unforeseeable, caused by the act or omission of Sublessee or any officer, employee, agent or invitee of Sublessee.

     6. USE. The Premises shall be used and occupied only for general office purposes, sales, manufacturing, warehousing, shipping and support or any other use which is reasonably comparable and for no other purposes. All provisions of the Master Lease regarding use of the Premises (including without limitation Paragraph 6 of the Master Lease) shall apply to the Sublessee.

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     7. MASTER LEASE.

        (a) Sublessee acknowledges that it has read the attached copy of the Master Lease and agrees that this Sublease shall be subject and subordinate to the provisions thereof. Except as otherwise expressly provided to the contrary in this Sublease or except to the extent the provisions of the Master Lease are inconsistent herewith or otherwise inapplicable (i) all of the rights and obligations conferred or imposed by the Master Lease on the "Lessee" thereunder (to the extent the same relate to the Premises) are hereby conferred and imposed upon Sublessee and all of the rights conferred by the Master Lease upon the "Lessor" thereunder (to the extent the same relate to the Premises) are hereby conferred on Sublessor and (ii) the provisions of the Master Lease applicable to the Premises are hereby incorporated herein by reference as if Sublessor were the "Lessor" and Sublessee were the "Lessee" thereunder; provided, however that the time limits contained in the Master Lease for the giving of notices, making of demands, or performing of any act, condition or covenant on the part of Sublessee as "Lessee" under the Master Lease are shortened for the purposes of incorporation herein so that in each instance Sublessee shall have two (2) business days less time to observe or perform under this Sublease than Sublessor has as tenant under the Master Lease, and for the exercise by Sublessor as "Lessor" under the Master Lease of any right, remedy or option are lengthened so that in each instance Sublessor shall have two (2) business days more time to observe or perform under this Sublease than the Master Lessor has as landlord under the Master Lease.

        (b) Except as otherwise expressly provided herein, during the Term and for all subsequent periods with respect to obligations arising prior to the termination of this Sublease, Sublessee shall comply with and perform, for the benefit of Master Lessor and Sublessor, all of the terms, covenants, conditions and obligations of the "Lessee" under the Master Lease allocable or applicable to the Premises. Sublessee shall not do, permit or suffer any act, occurrence or omission which if done, permitted or suffered by Sublessor would be (with notice, the passage of time or both) in violation of or a default by the Lessee under the Master Lease, or could lead in any respect to the termination of the Master Lease. If Sublessee shall default or fail to perform any of its obligations under this Sublease, other than its obligation to pay Base Rent and additional rent and all other charges provided for herein to Sublessor, Sublessor, without being under any obligation to do so and without thereby waiving such default, may remedy such default or failure for the account, and at the expense, of Sublessee, without notice in the case of emergency and, in all other cases, after such default or failure continues for five (5) days following the date Sublessor delivers written notice to Sublessee of its intention to remedy such default or failure, and all costs and expenses expended or incurred by Sublessor in connection with the same shall be payable by Sublessee to Sublessor within ten (10) days of Sublessor's delivery of written demand therefor to Sublessee.

        (c) Sublessee acknowledges that Sublessor is entering into this Sublease for the purpose of facilitating the transition from Sublessor to Sublessee of the ownership of the "Assets" (as defined in the Asset Sale Agreement) and of the operation of the "Business" (as defined in the Asset Sale Agreement) as a going concern at the Premises, and agrees that (i) if the Master Lease is terminated for any reason whatsoever, this Sublease shall immediately be

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terminated and the parties' rights and obligations hereunder shall cease, except as otherwise provided in this Paragraph 7(c); and (ii) in the event, at any time after the Commencement Date, Sublessor obtains Master Lessor's consent to terminate the Master Lease upon economic and other terms and conditions acceptable to Sublessor in its sole discretion, and to enter into a new lease ("New Lease") directly with Sublessee for the Premises upon economic and other terms and conditions substantially similar to the terms and conditions of this Sublease, then Sublessee shall enter into such New Lease directly with Master Lessor in which event this Sublease shall be terminated and the parties' rights and obligations hereunder shall cease, except as otherwise provided in this Paragraph 7(c). Notwithstanding any provision of this Sublease to the contrary, if this Sublease is terminated for any reason whatsoever earlier than the Termination Date, the parties' rights and obligations hereunder shall cease, save and except, (a) Sublessor's obligation to return the Security Deposit to the extent provided under Paragraph 5, above, (b) Sublessee's obligation to pay all additional rent payable on account of the Existing Tenant Improvements to the extent provided under Paragraph 4(c), above, and (c) any other obligations of the parties hereunder that expressly survive the expiration or earlier termination of this Sublease.

     8. EXCLUDED PROVISIONS. Notwithstanding any provision of this Sublease to the contrary, the provisions of Paragraphs 3.2, 4.1, 4.2, 5, 15, 17, 39, 47, 47.1, 47.2, 47.3, 47.4, 48, 49, 50, 51 and 53 and Exhibits A-1 and C of
the Master Lease are not incorporated into this Sublease and shall not apply to this Sublease.

     9. MASTER LESSOR'S PERFORMANCE UNDER MASTER LEASE. Sublessee recognizes that Sublessor is not in a position to render any of the services or to perform any of the obligations required by Sublessor by the terms of this Sublease. Therefore, notwithstanding anything to the contrary contained in this Sublease, Sublessee agrees that performance by Sublessor of its obligations hereunder are conditional upon due performance by the Master Lessor of its corresponding obligations under the Master Lease and Sublessor shall not be liable to Sublessee for any default of the Master Lessor under the Master Lease. Sublessee shall not have any claim against Sublessor by reason of the Master Lessor's failure or refusal to comply with any of the provisions of the Master Lease, unless such failure or refusal is a result of Sublessor's act or failure to act, and Sublessee shall pay Base Rent and additional rent and all other charges provided for herein without any abatement, deduction or set-off whatsoever (except to the extent provided for in Paragraph 9.5 of the Master Lease). Whenever Master Lessor shall fail to perform its obligations under the Master Lease, Sublessor agrees to use commercially reasonable efforts to obtain such performance on behalf of Sublessee. If Sublessor fails, after using reasonable efforts, to cause the Master Lessor under the Master Lease to observe and/or perform its obligations under the Master Lease, Sublessee shall have the right, upon prior written notice to Sublessor, to bring an action in Sublessor's name to accomplish such purpose and Sublessor, upon Sublessee's reasonable request and at Sublessee's sole cost and expense, shall reasonably cooperate with Sublessee in this regard. Sublessee shall defend, indemnify and hold Sublessor harmless from all claims, costs and liabilities, including attorneys' fees and costs, arising out of or in connection with any such action by Sublessee, unless such actions are required as a result of Sublessor's breach of any of its covenants set forth above.

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     10. MASTER LESSOR CONSENTS. In any case where any event, transaction, action or omission contemplated to be taken or omitted by Sublessee requires the consent or approval of Sublessor under this Sublease and/or of Master Lessor under the Master Lease, it shall be a condition precedent to such event, transaction, action or omission that the prior consent or approval of Master Lessor shall have been obtained. Sublessee agrees that Sublessor shall not have any duty or responsibility with respect to obtaining the consent or approval of Master Lessor when the same is required or desired by Sublessee other than (i) the transmission in a timely fashion by Sublessor to Master Lessor of Sublessee's request for such consent or approval and (ii) Sublessor's cooperation with Sublessee to obtain such approval or consent, provided that such cooperation does not require Sublessor to pay any sum or incur any out-of-pocket expense or to make any material performance or undertaking.

     11. NOTICES. Any and all notices, approvals or demands required or permitted under this Sublease shall be in writing, shall be served either personally, by United States certified mail, postage prepaid, return receipt requested or by reputable overnight carrier and, shall be deemed to have been given or made on the day on which it was received and shall be addressed to the parties at the addresses set forth below. Any party may, from time to time, by like notice, give notice of any change of address, and in such event, the address of such party shall be deemed to have been changed accordingly. The address for each party is:


     If to Sublessor:    Burke Rubber Company, Inc. c/o Burke Industries, Inc.
                         2250 South Tenth Street San Jose, California 95112
                         Attention: Rocco Genovese

     If to Sublessee:    Westland Technologies, Inc.
                         107 South Riverside Drive
                         Modesto, California 95354
                         Attention: Thomas Halyburton

     12. BROKERS. Sublessor and Sublessee warrant to each other and to Master Lessor that each has had no dealings with any real estate broker or agent in connection with the negotiation of this Sublease (the "Broker"), and that neither Sublessor nor Sublessee knows of any real estate broker or agent who is or might be entitled to a commission in connection with this Sublease. Sublessor and Sublessee each hereby agree to indemnify, defend and hold harmless the other and Master Lessor from and against any losses, causes of action, liabilities, damages, claims, demands, costs and expenses (including reasonable attorneys' fees and costs) incurred, or to be incurred, by reason of any breach of the foregoing warranty by either party hereto with respect to any such dealings with any and all real estate broker(s) or agent(s).

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     13. SUBLESSOR'S WARRANTIES. Sublessor represents and warrants to
Sublessee that:

        (a) The Master Lease attached to the Sublease as Exhibit "A" constitutes the entire agreement between the Master Lessor and Sublessor regarding the Premises, and there are no written or oral amendments or modifications thereto;

        (b) Sublessor has not assigned any of its rights under the Master Lease to the Premises to any third parties;

        (c) The Master Lease is in full force and effect and, to Sublessor's knowledge, neither Sublessor nor the Master Lessor is in default under the Master Lease; and

        (d) All rents and monetary or other obligations required of Sublessor to be paid to Master Lessor or required to be performed by Sublessor pursuant to the Master Lease have been paid by or performed by Sublessor through the date of execution of this Sublease.

     14. SUBLESSOR'S COVENANTS. Sublessor covenants to Sublessee that:

        (a) As long as Sublessee is not in default under the Sublease, Sublessor shall make all monetary payments to the Master Lessor which Sublessor is obligated to make pursuant to the Master Lease, subject to any and all cure periods, defenses, offsets and/or other good faith claims which Sublessor may have, whether at law or equity, or under the terms and provisions of the Master Lease; and

        (b) Sublessor shall, using its best efforts and diligence given the time constraints involved, send copies to Sublessee of all material notices or other correspondence applicable to the Premises either sent or received by Sublessor in connection with the Master Lease.

     15. ALTERATIONS AND ADDITIONS. Sublessee shall comply with the provisions of the Master Lease incorporated herein that relate to alterations and additions, including without limitation the obligation to remove and restore any and all alterations, improvements, additions or Utility Installations at the expiration of the term and to restore the Premises to its prior condition (as of the commencement of the Master Lease); provided, however, that Sublessee shall not make any alterations, improvements, additions or Utility Installations in, on or about the Premises, whether interior or exterior, structural or nonstructural, where the total cost thereof is more than Twenty Thousand Dollars ($20,000.00) or the aggregate cost over any twelve (12) month period is more than Fifty Thousand Dollars ($50,000.00), unless approved in advance in writing by Sublessor, which approval shall not be unreasonably withheld.

     16. INSURANCE PROCEEDS AND AWARDS. Notwithstanding anything contained in the Master Lease to the contrary, as between Sublessor and Sublessee only, all insurance proceeds or condemnation awards received by Sublessor under the Master Lease shall be deemed to be the property of Sublessor.

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     17. INDEMNITY. Sublessee hereby agrees to indemnify, protect, defend and hold Sublessor harmless from and against any and all claims, losses and damages, including without limitation, reasonable attorneys' fees and disbursements, (A) which may at any time be asserted against Sublessor by (i) the Master Lessor for failure of Sublessee to perform any of the covenants, agreements, terms, provisions or conditions contained in the Master Lease which by reason of the provisions of this Sublease Sublessee is obligated to perform, or (ii) any person by reason of Sublessee's use and/or occupancy of the Premises and (B) resulting from any failure by Sublessee to comply with the terms of this Sublease and the Master Lease, except to the extent any of the foregoing is caused by the negligence or willful misconduct of Sublessor. The provisions of this Paragraph 16 shall survive the expiration or earlier termination of the Master Lease and/or this Sublease, or the failure of Sublessor to perform its obligations hereunder.

     18. INSURANCE. Sublessee shall comply with all of the insurance requirements and obligations of Sublessor (applicable to the Premises), as Lessee under the Master Lease, and shall, whether required by the Master Lease or not, name Master Lessor and Sublessor as additional insureds, as their interests may appear, on all policies of insurance required to be carried by Sublessee hereunder or thereunder. No later than the Commencement Date hereunder, Sublessee shall provide Sublessor with certificates or other evidence of insurance acceptable to Sublessor certifying to the existence of all such policies of insurance.

     19. TAXES AND UTILITIES. Sublessee shall pay all taxes, including without limitation all Real Property Taxes and all personal property taxes on all trade fixtures, furnishings, equipment and all other personal property of Sublessee, as and when required to be paid by Sublessor under the Master Lease. Sublessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, as and when required to be paid by Sublessor under the Master Lease.

     20. ASSIGNMENT AND SUBLETTING. Subject to all of the rights of Master Lessor under the Master Lease and the restrictions contained in the Master Lease, Sublessee shall be entitled to assign this Sublease or to sublet all or any portion of the Premises subject to obtaining the prior written consent of Sublessor, which consent shall not be unreasonably withheld or delayed by Sublessor; provided, however, it shall be deemed reasonable for Sublessor to deny its consent with respect to any sublease or assignment of this Sublease if the Master Lessor does not consent to the same.

     21. DEFAULT. In addition to the events of default described under the Master Lease, the occurrence of any one or more of the following events shall additionally constitute a material default of this Sublease by Sublessee, in which event, immediately and without notice or demand, Sublessor shall be entitled to terminate this Sublease and/or to exercise all remedies otherwise available to it as the "Lessor" under the Master Lease:

        (a) The failure of Sublessee to observe or perform any of the covenants, conditions or provisions to be observed or performed by Sublessee under any one or more the

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following: (i) the Asset Sale Agreement; and/or (ii) that certain "Service
Agreement" dated no later than the Commencement Date hereunder by and among Sublessee, Sublessor and Burke Industries, Inc., a California corporation ("Burke Industries").

        (b) The failure of Sublessee to make any payment when due under that certain Promissory Note made no later than the Commencement Date hereunder by Sublessee for the benefit of Burke Industries in the original principal amount of Four Hundred Thousand Dollars ($400,000.00).

     22. HOLDOVER. Notwithstanding anything to the contrary contained in the Master Lease, if Sublessee fails to surrender the Premises upon the termination or expiration of this Sublease, with or without the express or implied consent of Sublessor, Sublessee shall pay rent during such tenancy at a monthly rate equal to the greater of (i) the amount which Master Lessor requires Sublessor to pay with respect to the Master Premises during such tenancy pursuant to the Master Lease and (ii) one hundred fifty percent (150%) of the Rent applicable under this Sublease during the last period of the Term and, in addition to any and all other liabilities of Sublessee to Sublessor accruing therefrom and any and all other rights and remedies of Sublessor provided herein, at law, or in equity, Sublessee shall protect, defend, indemnify and hold Sublessor harmless from all loss, cost (including reasonable attorneys' fees) and liability resulting from such failure to surrender the Premises, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender, and any losses suffered by Sublessor, including loss profits and/or any liability to Master Lessor resulting from such failure to surrender.

     23. TENANT IMPROVEMENTS. Sublessor agrees to lease to Sublessee and Sublessee agrees to lease from Sublessor on an "as is" basis the Manufacturing Improvements, the Utility Installations and other trade fixtures or improvements pertaining to the production or to mechanical or electrical systems ("Tenant Improvements"), including without limitation those improvements listed on EXHIBIT "C" attached hereto. During the term of the Sublease, Sublessee shall bear the risk of loss with respect to the Tenant Improvements and shall obtain and maintain insurance which insures such Tenant Improvements, and all of Lessee's personal property, fixtures, equipment and tenant improvements, if any, for "all risks" for the full new replacement cost value thereof without deduction for depreciation of the covered items and which policies shall name Sublessor as an additional insured and loss payee thereof. Sublessee shall, at its sole expense, keep the Tenant Improvements in good repair, condition and working order, ordinary wear and tear excepted, and shall indemnify, defend and hold harmless Sublessor, its assignees, transferees and successors and their respective employees, officers and/or agents, from and against any losses (including tax liability), costs, expenses, liabilities, damages, penalties and disbursements at law or in equity, including attorneys' fees, imposed on or incurred by or asserted against the indemnified parties arising out of the leasing, ownership, use, possession, control, maintenance or operation of the Tenant Improvements and claims for property damage, personal injury or wrongful death arising in strict liability or negligence. All indemnities contained in this Paragraph 23 shall survive the expiration or other termination of this Sublease

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and are expressly made for the benefit of, and shall be enforceable by, any or all of the indemnified parties.

     24. SUCCESSORS AND ASSIGNS. The covenants and conditions contained in this Sublease shall, subject to the provisions of Paragraph 20, above, apply to and bind the successors and assigns of Sublessor and Sublessee.

     25. SEVERABILITY. If any term or provision of this Sublease or the application thereof to any person or circumstances shall, to any extent, be invalid and unenforceable, the remainder of this Sublease or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term or provision of this Sublease shall be valid and be enforced to the fullest extent permitted by law.

     26. ENTIRE AGREEMENT; WAIVER. This Sublease contains the entire agreement between the parties hereto and shall be binding upon and inure to the benefit of their respective heirs, representatives, successors and permitted assigns. Any agreement hereinafter made shall be ineffective to change, modify, waive, release, discharge, terminate or effect an abandonment hereof, in whole or in part, unless such agreement is in writing and signed by the parties hereto.

     27. FURTHER ASSURANCES. The parties hereto agree that each of them, upon the request of the other party, shall execute and deliver, in recordable form if necessary, such further documents, instruments or agreements and shall take such further action that may be necessary or appropriate to effectuate the purposes of this Sublease.

     28. ATTORNEYS' FEES. In the event of the bringing of any action or suit by any part or parties hereto against another party or parties hereunder alleging a breach of any of the covenants, conditions, agreements or provisions of this Sublease, the prevailing party or parties shall recover all reasonable costs and expenses of suit, including without limitation, reasonable attorneys' fees, consultants fees and fees of expert witnesses.

     29. DEFINED TERMS. All capitalized, defined terms used in this Sublease shall have the same meanings and effect given to them in the Master Lease unless otherwise defined herein.

     30. CHOICE OF LAW. This Sublease shall be governed by and construed in accordance with the laws of the State of California.

     31. POWER AND AUTHORITY. Each of the persons executing this Sublease on behalf of Sublessee and Sublessor respectively warrant and represent to the other that they have full power and authority to execute this Sublease and bind their respective parties hereto.

     32. COUNTERPARTS. This Sublease may be executed in one or more counterparts, each of which shall be deemed original, and all of which together shall constitute one and the same instrument.

     33. CONSENT OF MASTER LESSOR. The obligations of each of Sublessor and Sublessee hereunder shall be conditional upon the parties obtaining the written unconditional consent of Master Lessor to this Sublease ("Master Lessor Consent"). In the event, for any reason whatsoever, the Master Lessor Consent is not obtained on or before twenty (20) days after the date hereof, either party hereto may, in their respective sole discretion, cancel this Sublease upon delivery of ten (10) days' prior written notice to the other party; provided, however, that if such Master Lessor Consent is obtained within such ten (10) day period, such notice of cancellation shall be deemed revoked and this Sublease shall continue in full force and effect.

     34. CONSENT OF GUARANTOR. The obligations of each of Sublessor and Sublessee hereunder shall additionally be conditional upon the parties obtaining the written unconditional consent of Burke Industries, in its capacity as the "Guarantor" of Sublessor's performance under the Master Lease.

     IN WITNESS WHEREOF, the parties hereto have executed this Sublease to be effective as of the day and year first above written.

                                   "SUBLESSEE"

                                   WESTLAND TECHNOLOGIES, INC.,
                                   a California corporation

                                   By:      [ILLEGIBLE]
                                      ---------------------------------
                                         Its:   President
                                             --------------------------


                                   By:      [ILLEGIBLE]
                                      ---------------------------------
                                         Its:   Secretary
                                             --------------------------


                                      "SUBLESSOR"


                                      BURKE RUBBER COMPANY, INC.,
                                      a California corporation


                                   By:      [ILLEGIBLE]
                                      ---------------------------------
                                         Its:   President
                                             --------------------------

GUARANTOR ACKNOWLEDGEMENT AND CONSENT:

     The undersigned, Burke Industries, Inc., a California corporation, guarantor of Sublessor's performance under the Master Lease, hereby acknowledges and consents to this Sublease upon and only upon the terms and conditions set forth in this Sublease, and further acknowledges that Master Lessor's consent to this Sublease shall have no effect on Guarantor's preexisting obligations as Guarantor.

DATED: June      , 1996
            -----

                                   BURKE INDUSTRIES, INC.,
                                   a California corporation

                                   By:      [ILLEGIBLE]
                                      ---------------------------------
                                         Its:   President
                                             --------------------------


MASTER LESSOR ACKNOWLEDGEMENT AND CONSENT:

     Each of the undersigned, co-trustees of the Arthur D. Bridges Family Revocable Trust, the Master Lessor under the Master Lease, hereby acknowledges and consents to this Sublease upon the terms and conditions set forth in this Sublease and the Master Lease.

DATED: June  21 , 1996
            ----






                                 /s/ [ILLEGIBLE]
                               -----------------------------------------------
                               Dennis L. Garrison, Co-Trustee of the Arthur D. Bridges Family Revocable Trust

                                 /s/ [ILLEGIBLE]
                               -----------------------------------------------
                               Beverly Bridges, Co-Trustee of Arthur D.
                               Bridges Family Revocable Trust

--------------------------------------------------------------------------------





                                 EXHIBIT "A"

                                 MASTER LEASE

                                  [ATTACHED]

                          INDUSTRIAL LEASE (TRIPLE NET)

     1. PARTIES. This lease, dated July 1, 1991, is made by and between ARTHUR D. BRIDGES FAMILY REVOCABLE TRUST (herein called "Lessor") and BURKE RUBBER COMPANY, a California corporation (herein called "Lessee").

     2.   Premises, Parking and Common Areas.

          2.1 PREMISES. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, a portion of that real property situated in the County of Stanislaus, State of California, commonly known as 107 S. Riverside Drive, Modesto, more particularly described on Exhibit A, and described as approximately 106,906 square feet (including approximately 10,390 square feet of office area) of the building occupying the Property (the "Building") as outlined on Exhibit A, herein referred to as the "Premises", including rights to the Common Areas as hereinafter specified.

          2.2 VEHICLE PARKING. Lessor hereby grants to Lessee the exclusive right to park in all parking spaces located on the north side of the Building and all parking spaces located on the south side of the Building; except for the sixty (60) spaces in the south parking lot marked on Exhibit A and access to the two (2) grade level loading doors located on the south side of the Building. Lessee shall have nonexclusive use of such sixty (60) spaces until such time as Lessor rents a portion of the Building to a tenant other than Lessee, and Lessor gives Lessee notice that the new tenant will have exclusive use of some or all of the sixty (60) spaces. Lessor hereby grants to Lessee a nonexclusive easement over the Property between the east side of the Building and the eastern boundary of the Property for purposes of constructing and maintaining a walkway and for ingress and egress on and over a walkway between the south parking lot and the Premises.

          2.3 COMMON AREAS - DEFINITION. The term "Common Areas" is defined as all areas and facilities outside the Building and within the boundary line of the Property, except for the north parking lot.

          2.4 COMMON AREAS - LESSEE'S RIGHTS. Lessor hereby grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas. Lessee shall have the right to temporarily store personal property in the north parking lot of the Property from time to time as it deems necessary or desirable; provided that such property as stored is not in violation of any law, rule or regulation of a governmental authority having jurisdiction over the Property. Lessor shall not make changes to the Common Areas or the north parking lot without Lessee's prior written consent, which consent shall not be unreasonably withheld.

     3.   TERM.

          3.1 TERM. The term of this Lease shall be for ten (10) years and four (4) months commencing on July 1, 1991 and ending on October 31, 2001 unless otherwise changed pursuant to any provision hereof. This Lease term includes four (4) months free rent.

          3.2 EARLY POSSESSION. Lessee may occupy the Premises prior to said commencement date; such occupancy shall be subject to all provisions of this Lease, such occupancy shall not advance the termination date.

     4.   RENT.

          4.1 RENT COMMENCEMENT DATE. Lessee shall pay no rent through and until November 1, 1991. If either Lessor or Lessee has obtained financing for the Improvement Loan set forth in paragraph 48 of this Lease (hereinafter "Improvement Loan") by September 1, 1991, Lessee shall commence paying Base Rent to Lessor on November 1, 1991 ("Rent Commencement Date). If neither Lessor nor Lessee has obtained financing for the Improvement Loan by September 1, 1991, the Rent Commencement Date shall be delayed on a day-by-day basis from November 1, 1991 by the number of days past September 1, 1991 until the date that the Improvement Loan is obtained by either Lessor or Lessee. For example, if the financing for the Improvement Loan is obtained on September 15, 1991 (by either Lessor or Lessee), the Rent Commencement Date shall be November 15, 1991. If the Rent Commencement Date is other than the first day of a calendar month, then the Base Rent for such month in each year of the lease shall be equitably prorated based on the number of days that rent or a particular rental rate is in effect during the month. Lessee shall be responsible, however, for any payments to be applied to the Improvement Loan prior to the Rent Commencement Date if said Improvement Loan proceeds have been provided by Lessor to Lessee.

          4.2 BASE RENT. The amount of Lessee's monthly base rental payments shall be dependent upon whether Lessor obtains the funding for the Improvement Loan. In the event that Lessor provides to Lessee the funding for the Improvement Loan prior to the Rent Commencement Date, Lessee shall pay to Lessor, beginning on the Rent Commencement Date, the amounts set forth under Column A of Exhibit A-1, "Schedule of Monthly Base Rental Payments", as its Base Rent. In the event that Lessor does not provide the funding for the Improvement Loan, Lessee shall pay to Lessor, beginning on the Rent Commencement Date, the amounts set forth under Column B of Exhibit A-1, "Schedule of Monthly Base Rental Payments", as its Base Rent. In the event that Lessor provides the funding for the Improvement Loan subsequent to the Rent Commencement Date, the amount of the Improvement Loan proceeds payable by Lessor to Lessee shall be reduced by Twenty Thousand Dollars ($20,0000) for each month after the Rent Commencement Date. Upon the providing of the Improvement Loan proceeds by Lessor to Lessee, Lessee shall, in the succeeding month and every month thereafter, pay the amounts set forth under Column A of Exhibit A-l, "Schedule of Monthly Base Rental Payments" as its Base Rent. For example, if the Rent Commencement Date is November 1, 1991 and if on December 30, 1991 Lessor provides to Lessee funding for the Improvement Loan, the amount of the Improvement Loan proceeds would be $535,000.00 and, beginning January 1, 1992 (Month 3), Lessee's Monthly Base Rent would be $21,381.00. Upon execution of this Lease, Lessee shall pay Lessor Twenty-One Thousand Three Hundred Eighty-One no/100 dollars ($21,381.00) as Base Rent for the first month in which rent is due. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

          4.3 OPERATING EXPENSES. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share, as hereinafter defined, of all Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease.

               (a) "Lessee's Share" is defined, for purposes of this Lease, as sixty (60) percent.

               (b) "Operating Expenses" is defined, for purposes of this Lease, as all costs incurred by Lessor, if any, for:

                    (i) The operation, repair and maintenance, in neat, clean, good order and condition, such portions of the Building as Lessor is responsible for maintaining under the terms of this Lease.

                    (ii) The cost of the premiums for the liability and property insurance policies required to be maintained by Lessor under paragraph 8 hereof (but not to the extent that such policy limits exceed those required by paragraph 8).

                    (iii) The amount of the real property tax to be paid by Lessor under paragraph 10.1 hereof.

Notwithstanding the foregoing, the following shall be explicitly excluded from Operating Expenses:

                          (1) Expenditures required by Lessor's failure to
comply with laws enacted on or before the date of this Lease;

                          (2) Costs incurred by Lessor for repair of damage to
the Building and costs attributable solely to tenants of the Building other than Lessee;

                          (3) Costs, including permits, license and inspection
costs, incurred with respect to the installation of tenant improvements made for tenants in the Building or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for other occupants of the Building;

                          (4) Costs incurred by Lessor for maintenance,
repairs or alterations which are considered capital improvements and replacements under generally accepted accounting principles, consistently applied;

                          (5) Costs incurred by Lessor due to the violation by
Lessor or any other tenants of the terms and conditions of any other tenants leasing of space in the Building.

               (c) The inclusion of the improvements, facilities and services set forth in paragraph 4.2(b)(i) of the definition of Operating Expenses shall not be deemed to impose an obligation upon Lessor to either have said improvements or facilities or to provide those services unless the Industrial Center already has the same, Lessor already provides the services, or Lessor has agreed elsewhere in this Lease to provide the same or some of them.

               (d) Lessee's Share of Operating Expenses shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time of Lessee's Share of annual Operating Expenses and the same shall be payable monthly or quarterly, as Lessor shall designate, during each twelve-month period of the Lease term, on the same day as the Base Rent is due hereunder. In the event that Lessee pays Lessor's estimate of Lessee's Share of Operating Expenses as aforesaid, Lessor shall deliver to Lessee within sixty (60) days after the expiration of each calendar year a reasonably detailed statement showing Lessee's Share of the actual Operating Expenses incurred during the preceding year. If Lessee's payments under this paragraph 4.2(d) during said preceding year exceed Lessee's Share as indicated on said statement, Lessee shall be entitled to a refund of the amount of such overpayment. if Lessee's payments under this paragraph during said preceding year were less than Lessee's share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement.

               (e) Lessor shall provide to Lessee documents substantiating all of Lessor's Operating Expenses which Lessee is obligated to pay under this Lease. Should there be a discrepancy between Lessee's share of Operating Expenses set forth in the statement and Lessee's share of Operating Expenses actually incurred then the party who was benefited by such discrepancy shall pay the other party the amount of the discrepancy within thirty (30) days after receiving notice of the discrepancy.

     5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof $21,381.00 as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount then required of Lessee. Lessor shall not be required to keep said security deposit separate from its general accounts. If Lessee is not in default upon termination of the Lease, said deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

     6. USE.

          6.1 USE. The Premises shall be used and occupied only for general office purposes, sales, manufacturing, warehousing, shipping and support or any other use which is reasonably comparable and for no other purpose.

          6.2 COMPLIANCE WITH LAW.

               (a) Lessor warrants to Lessee that the Premises, in the state existing on the date that the Lease term commences, but without regard to the use for which Lessee will occupy the Premises, does not violate any covenants or restrictions of record, or any applicable building code, regulation or ordinance in effect on such Lease term commencement date. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor's sole cost and expense, rectify any such violation. In the event Lessee does not give to Lessor written notice of the violation of this warranty within six months from the date that the lease term commences, the correction of same shall be the obligation of the Lessee at Lessee's sole cost.

               (b) Except as provided in paragraph 6.2(a) Lessee shall, at Lessee's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating in any manner to the Premises and the occupation and use by Lessee of the Premises and of the Common Areas. Lessee shall not use nor permit the use of the Premises or the Common Areas in any manner that will create waste or a nuisance or shall unreasonably disturb other occupants of the Property.

          6.3 CONDITION OF PREMISES.

               (a) Lessor shall deliver the Premises to Lessee clean and free of debris on the Lease commencement date {unless Lessee is already in possession) and Lessor warrants to Lessee that, subject to the qualifications set forth in this paragraph 6.3(a), the plumbing, lighting, air conditioning (if any), heating and loading doors, shall be in good operating condition on the Rent Commencement Date. In the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly, at Lessor's sole cost, rectify such violation. With respect to the warranty as to the condition of the Premises, but not the warranty of legal compliance, Lessee's failure to give such written notice to Lessor within thirty (30) days after the Lease Commencement Date shall cause the conclusive presumption that Lessor has complied with all of Lessor's obligations hereunder.

               (b) The parties acknowledge that the fire sprinkler system in the Building presently is not capable of performing at the standard for Lessee's specific use of the premises. Conditioned upon the terms set forth below, Lessor agrees to install a fire sprinkler system so that it meets or exceeds the standards necessary for Lessee's specific use of the Premises and to add fire sprinklers to the paint booths and acid etch room to be constructed within the Premises. The costs of such sprinkler installation and repair shall be borne by Lessee and Lessor as follows: The first Seventy-five Thousand Dollars ($75,000.00) shall be the obligation of Lessee. Any costs in excess of Seventy-five Thousand Dollars ($75,000.00) shall be the obligation of Lessor. In no event shall Lessee's portion of such costs exceed Seventy-Five Thousand Dollars ($75,000.00). Such sprinkler installation and repair shall be immediately begun upon either Lessor or Lessee obtaining the financing for the Improvement Loan set forth in paragraph 48.

               (c) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises in their condition existing as of the Lease commencement date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Lessee's business.

     7. MAINTENANCE, REPAIRS, ALTERATIONS AND COMMON AREA SERVICES.

          7.1 LESSOR'S OBLIGATIONS. Subject to the provisions of paragraphs
4.2 (Operating Expenses), 6 (Use), 7.2 (Lessee's Obligations) and 9 (Damage or Destruction) and except for damage caused by any negligent or intentional act or omission of Lessee, Lessee's employees, suppliers, shippers, customers, or invitees, in which event Lessee shall repair the damage (to the extent uninsured by Lessor). Lessor, at Lessor's expense, subject to reimbursement pursuant to paragraph 4.2, shall keep in good condition and repair the foundations, exterior walls, the Common Areas (except as otherwise provided herein) and roof of the Premises, as well as providing the services for which there is an Operating Expense pursuant to paragraph 4.2. Lessor shall have no obligation to make repairs under this paragraph 7.1 until a reasonable time after receipt of written notice from Lessee of the need for such repairs. Lessor shall not, however, be obligated to paint the exterior or interior surface of exterior walls, nor shall Lessor be required to maintain, repair or replace windows, doors or plate glass of the Premises. Lessor shall not be liable for damages or loss of any kind or nature by reason of Lessor's failure to furnish any Common Area Services when such failure is caused by accident, breakage, repairs, strikes, lockout, or other labor disturbances or disputes of any character, or by any other cause beyond the reasonable control of Lessor.

          7.2  LESSEE'S OBLIGATIONS.

               (a) Subject to the provisions of paragraphs 6 (Use, 7.1 (Lessor's Obligations), and 9 (Damage or Destruction), Lessee, at Lessee's expense, shall keep in good order, condition and repair the Premises and every part thereof (whether or not the damaged portion of the Premises or the means of repairing the same are reasonably or readily accessible to Lessee) including, without limiting the generality of the foregoing, all rplumbing, heating, ventilating and air conditioning systems, electrical and lighting facilities and equipment within the Premises, fixtures, interior walls and interior surfaces of exterior walls, ceilings, windows, doors, plate glass, and skylights located within the Premises, the structural condition of interior load bearing walls and roof membrane. Lessee shall maintain the landscaping on the Property, all parking lots on the Property and the walkway, if any, constructed pursuant to paragraph 2.2, at its cost and expense subject to reimbursement as set forth below. Lessee shall bill Lessor for: (i) a percentage of the costs incurred in maintaining the south parking lot equal to the percentage obtained by dividing the number of spaces Lessee does not have the exclusive use of in such south parking lot by the total number of spaces in such south parking lot; and (ii) the costs incurred in maintaining the landscaping on the Property that lies south of the east-west line running through the most southerly point of the Premises (excluding the boiler room).

               (b) If Lessee fails to perform Lessee's obligations under this paragraph 7.2 or under any other paragraph of this Lease, Lessor may enter upon the Premises after ten (10) days' prior written notice to Lessee (except in the case of emergency, in which no notice shall be required), perform such obligations on Lessee's behalf and put the Premises in good order, condition and repair, and the cost thereof together with interest thereon at the maximum rate then allowable by law shall be due and payable as additional rent to Lessor together with Lessee's next Base Rent installment.

               (c) On the last date of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, alterations, furnishings and equipment. Notwithstanding anything to the contrary otherwise stated in this Lease, Lessee shall leave all components of the Premises that existed prior to the execution of this Lease and all tenant improvements (other than those pertaining to production or to mechanical ' or electrical systems). Lessor may require the removal or Lessee may elect to remove any or all of the Manufacturing Improvements and/or improvements pertaining to production or to mechanical or electrical systems. Lessee shall repair any damage caused by such removal and restore the effected portion of the Premises to its pre-lease condition, reasonable wear and tear excepted.

          7.3  ALTERATIONS AND ADDITIONS.

               (a) Lessee may, without Lessor's prior written consent make any alterations, improvements, additions, or Utility Installations in, on or about the Premises that it desires; provided that Lessee shall make no change or alteration to the exterior of the Premises nor the exterior of the building nor the Property without Lessor's prior written consent; and provided further that such alteration is and is carried out in compliance with all applicable laws. As used in this paragraph 7.3 the term "Utility Installation" shall mean carpeting, window coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing, and fencing. Unless Lessee has obtained Lessor's written consent to its leaving the alterations, Lessor may require that Lessee remove (or

Lessee may voluntarily remove) any or all of said alterations, improvements, additions or Utility Installations at the expiration of the term, and restore the Premises and the Property to their prior condition. Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work.

               (b) Any alterations, improvements, additions or Utility Installations in or about the Premises or the Property that Lessee shall desire to make and which requires the consent of the Lessor shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the work and the compliance by Lessee of all conditions of said permit in a prompt and expeditious manner.

               (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, or the Property, or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises or the Property, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises and the Property free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorney's fees and costs in participating in such action if Lessor shall decide it is to Lessor's best interest to do so.

          7.4 UTILITY ADDITIONS. Lessor reserves the right to install new or additional utility facilities throughout the Building and the Common Areas for the benefit of Lessor or Lessee, or any other Lessee of the Property, including, but not by way of limitation, such utilities as plumbing, electrical systems, security systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Lessee's use of the Premises. Notwithstanding any provision of this Lease to the contrary, Lessor shall take no action that would violate Lessee's security clearance or obligations as a government contractor; provided that this sentence shall not be construed to prevent Lessor from exercising its remedies under paragraph 13.

     8. INSURANCE; INDEMNITY.

          8.1 LIABILITY INSURANCE -- LESSEE. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage Insurance insuring Lessee and Lessor against any liability arising out of the use, occupancy or maintenance of the Premises and the Property. Such insurance shall be in an amount not less than $1,000,000.00 per occurrence. The policy shall insure performance by Lessee of the indemnity provisions of this paragraph 8. The limits of said insurance shall not, however, limit the liability of Lessee hereunder. The insurance required by this paragraph may be maintained by a rider to Lessee's existing blanket liability coverage. Each party shall require its insurer to provide notice of cancellation to the additional insured.

          8.2 LIABILITY INSURANCE -- LESSOR. Lessor shall obtain and keep in force during the term of this lease a policy of Combined Single Limit Bodily Injury and Property Damage Insurance, insuring Lessor, but not Lessee, against any liability arising out of the ownership, use, occupancy or maintenance of the Property in an amount not less than $500,000.00 per occurrence. The policy shall insure the performance by Lessor of the indemnity provisions of paragraph 8.7. The limits of said insurance shall not, however, limit the liability of Lessor hereunder.

          8.3 PROPERTY INSURANCE. Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Property improvements, but not Lessee's personal property, fixtures, equipment or tenant improvements, in an amount not to exceed the full replacement value thereof, as the same may exist from time to time, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, flood (in the event same is required by a lender having a lien on the Premises) special extended perils ("all risk", as such term is used in the insurance industry). In addition, Lessor shall obtain and keep , in force, during the term of this Lease, a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all Operating Expenses for said period. In the event that the Premises shall suffer an insured loss as defined in paragraph 9.1(g) hereof, the deductible amounts under the casualty insurance policies relating to the Premises shall be paid by Lessee: provided such deductible amount does not exceed $5,000.00.

          8.4  PAYMENT OF PREMIUM INCREASE.

               (a) After the term of this Lease has commenced, Lessee shall not be responsible for paying Lessee's Share of any increase in the Property insurance premium for the Property specified by Lessor's insurance carrier as being caused by the use, acts or omissions of any other Lessee of the Property, or by the nature of such other Lessee's occupancy which create an extraordinary or unusual risk.

               (b) Lessee, however, shall pay the entirety of any increase in the property insurance premium for the Property over what it was immediately prior to the commencement of the term of this Lease if the increase is caused by the nature of Lessee's occupancy, but not by the fact that the Building is now occupied (as opposed to unoccupied), or any act or omission of Lessee.

          8.5 INSURANCE POLICIES. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of at least B plus, or such other rating as may be required by a lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide." Each party shall not do or permit to be done anything which shall invalidate the insurance policies carried by the other party. Each party shall deliver to the other party copies of liability insurance policies required under paragraph 8.1 or certificates evidencing the existence and amounts of such insurance within seven (7) days after the commencement date of this Lease. No such policy shall be cancellable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to the other party. Each party shall name the other party as an additional insured. Each party shall, at least thirty (30) days prior to the expiration of such policies, furnish the other party with renewals or "binders" thereof. Each policy shall contain a cross-liability provision.

          8.6 WAIVER OF SUBROGATION. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other for loss or damage arising out of or incident to the perils insured against which perils occur in, on or about the Premises, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. Lessee and Lessor shall, upon obtaining the policies of insurance required give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

          8.7  INDEMNITY.

               (a) Except for Lessor's negligence or willful misconduct, Lessee hall indemnify and hold harmless Lessor from and against any and all claims arising from Lessee's use of the Property, or from the conduct of Lessee's business or from any activity, work or things done by Lessee on the property and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any act or omission of Lessee, or any of Lessee's agents, contractors, or employees.

               (b) Lessor shall indemnify and hold harmless Lessee from and against any and all claims arising from any breach or default in the performance of any obligation on Lessor's part to be performed under the terms of this Lease.

               (c) The indemnities set forth in this paragraph 8.7 shall survive the termination of this Agreement.

          8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom. Except for Lessor's negligence or willful misconduct, Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, occupant or user of the Property, nor from the failure of Lessor to enforce the provisions of any other lease of the Property.

     9. DAMAGE OR DESTRUCTION.

          9.1  DEFINITIONS.

               (a) "Premises Partial Damage" shall mean if the Premises are damaged or destroyed to the extent that the cost of repair is less than fifty percent of the then replacement cost of the Premises.

               (b) "Premises Total Destruction" shall mean if the Premises are damaged or destroyed to the extent that the cost of repair is fifty percent or more of the then replacement cost of the Premises.

               (c) "Premises Building Partial Damage" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent of the then replacement cost of the Building.

               (d) "Premises Building Total Destruction" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent or more of the then replacement cost of the Building.

               (e) There is no paragraph 9.1(e) to this Lease.

               (f) There is no paragraph 9.1(f) to this Lease.

               (g) "Insured Loss" shall mean damage or destruction which was covered by an event required to be covered by the insurance described in paragraph 8. The fact that an insured Loss has a deductible amount shall not make the loss an uninsured loss.

               (h) "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring excluding all improvements made by Lessees.

          9.2  PREMISES PARTIAL DAMAGE; PREMISES BUILDING PARTIAL DAMAGE.

               (a) Insured Loss: Subject to the provisions of paragraphs 9.4 and 9.5. if at any time during the term of this Lease there is damage which is an insured Loss and which falls into the classification of either Premises Partial Damage or Premises Building Partial Damage, then Lessor shall, at Lessor's expense, repair such damage to the Premises, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect.

               (b) Uninsured Loss: Subject to the provisions of paragraphs
9.4 and 9.5, if at any time during the term of this lease there is damage which is not an Insured Loss and which falls within the classification of Premises partial Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage. In the event Lessor elects to give such notice of Lessor's intention to cancel and terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor, in which event this Lease shall continue in full force and effect, and Lessee shall proceed to make such repairs as soon as reasonably possible. If Lessee does not give such notice within such 10-day period this Lease shall be cancelled and terminated as of the date of the occurrence of such damage.

          9.3 PREMISES TOTAL DESTRUCTION; PREMISES BUILDING TOTAL DESTRUCTION; THE PROPERTY TOTAL DESTRUCTION.

               (a) Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage, whether or not it is an Insured Loss, and which falls into the classifications of either (i) Premises Total Destruction, or (ii) Premises Building Total Destruction, then Lessor may at Lessor's option either (i) repair such damage or destruction, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible at Lessor's expense, and this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty
(30) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this lease, in which case this lease shall be cancelled and terminated as of the date of the occurrence of such damage. Lessee shall have the same option to terminate the Lease on the same terms and conditions applicable to Lessor under this paragraph 9.3. If Lessee chooses to terminate under this paragraph, it shall pay to Lessor the Improvement Loan Balance.

          9.4  DAMAGE NEAR END OF TERM.

               (a) Subject to paragraph 9.4(b), if at any time during the last six months of the term of this lease there is substantial damage, whether or not an Insured Loss, which falls within the classification of Premises Partial Damage,

Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.

               (b) Notwithstanding paragraph 9.4(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence of an Insured Loss falling within the classification of Premises Partial Damage during the last six months of the term of this Lease. If Lessee duly exercises such option during said twenty (20) day period, Lessor shall, at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this lease shall continue in full force and effect. If Lessee fails to exercise such option during said twenty (20) day period, then Lessor.may at Lessor's option terminate and cancel this Lease as of the expiration of said twenty (20) day period by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of said twenty
(20) day period, notwithstanding any term or provision in the grant of option to the contrary.

          9.5  ABATEMENT OF RENT; LESSEE'S REMEDIES.

               (a) In the event Lessor repairs or restores the Premises pursuant to the provisions of this paragraph 9. the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired.

               (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this paragraph 9 and shall not commence such repair or restoration within ninety (90) days after such obligation shall accrue, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

          9.6 TERMINATION--ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

          9.7 WAIVER. Lessor and Lessee waive the provisions of any statute which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

     10. REAL PROPERTY TAXES.

          10.1 PAYMENT OF TAXES. Lessor shall pay the real property tax, as defined in paragraph 10.3 applicable to the Property subject to reimbursement by Lessee of Lessee's Share of such taxes in accordance with the provisions of paragraph 4.2. except as otherwise provided in paragraph 10.2.

          10.2 ADDITIONAL IMPROVEMENTS. Lessee shall not be responsible for paying Lessee's Share of any increase in real property tax caused by any sale or other transfer of the Property or by additional improvements placed upon the Property by other Lessees or by Lessor for the exclusive enjoyment of such other Lessees. Lessee shall, however, pay to Lessor at the time that Operating Expenses are payable under paragraph 4.2(c) the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee's request.

          10.3 DEFINITION OF "REAL PROPERTY TAX." As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Property or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Property or in any portion thereof, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Property.

          10.4 There is no paragraph 10.4 to this Lease.

          10.5 PERSONAL PROPERTY TAXES.

               (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

               (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

     11. UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to the Premises, Lessee shall pay Lessee's Share of all charges jointly metered with other premises in the Building.

     12. ASSIGNMENT AND SUBLETTING.

          12.1 LESSOR'S CONSENT REQUIRED. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in the lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a breach of this Lease without the need for notice to Lessee under paragraph 13.1.

          12.2 LESSEE AFFILIATE. Notwithstanding the provisions of paragraph
12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, all of which are referred to as "Lessee Affiliate," provided that before such assignment shall be effective said assignee shall assume, in full, the obligations of Lessee under this Lease. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease.

          12.3 TERMS AND CONDITIONS OF ASSIGNMENT. Regardless of Lessor's consent, no assignment shall release Lessee of Lessee's obligations hereunder or alter the primary liability of Lessee to pay the Base Rent and Lessee's Share of Operating Expenses, and to perform all other obligations to be performed by Lessee hereunder. Lessor may accept rent from any person other than Lessee pending approval or disapproval of such assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of rent shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the breach of any of the terms or conditions of this paragraph 12 or this Lease. Consent to one assignment shall not be deemed consent to any subsequent assignment. In the event of default by any assignee of Lessee or any successor of Lessee, in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee.

          12.4 TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. Regardless of Lessor's consent, the following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be included in subleases:

               (a) There is no paragraph 12.4(a) to this Lease.

               (b) No sublease entered into by Lessee shall be effective unless and until it has been approved in writing by Lessor. In entering into any sublease, Lessee shall use only such form of sublease as is satisfactory to Lessor, and once approved by Lessor, such sublease shall not be changed or modified without Lessor's prior written consent. Any sublessee shall, by reason of entering into a sublease under this Lease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Lessee other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Lessor has expressly consented in writing.

               (c) If Lessee's obligations under this Lease have been guaranteed by third parties, then a sublease, and Lessor's consent thereto, shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof.

               (d) The consent by Lessor to any subletting shall not release Lessee from its obligations or alter the primary liability of Lessee to pay the rent and perform and comply with all of the obligations of Lessee to be performed under this lease.

               (e) The consent by Lessor to any subletting shall not constitute a consent to any subsequent subletting by Lessee or to any assignment or subletting by the sublessee.

               (f) In the event of any default under this Lease, Lessor may proceed directly against Lessee, any guarantors or any one else responsible for the performance of this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

               (g) In the event Lessee shall default in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee or for any other prior defaults of Lessee under such sublease.

               (h) Each and every consent required of Lessee under a sublease shall also require the consent of Lessor.

               (i) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

               (j) Lessor's written consent to any subletting of the Premises by Lessee shall not constitute an acknowledgement that no default then exists under this Lease of the obligations to be performed by Lessee nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Lessor at the time.

               (k) With respect to any subletting to which Lessor has consented, Lessor agrees to deliver a copy of any notice of default by Lessee to the sublessee. Such sublessee shall have the right to cure a default of Lessee within ten (10) days after service of said notice of default upon such sublessee, and the sublessee shall have a right of reimbursement and offset from and against Lessee for any such defaults cured by the sublessee.

          12.5 ATTORNEY'S FEES. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable attorneys fees incurred in connection therewith, such attorneys fees not to exceed $350.00 for each such request.

     13. DEFAULT; REMEDIES.

          13.1 DEFAULT. The occurrence of any one or more of the following events shall constitute a material default of this Lease by Lessee:

               (a) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

               (b) Except as otherwise provided in this Lease, the failure by Lessee to observe or perform any of the covenants, conditions or provisions of' this Lease to be observed or performed by Lessee where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion. To the extent permitted by law, such thirty (30) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes.

               (c) (i) The making by Lessee of any general arrangement or general assignment for the benefit of creditors; (ii) Lessee becomes a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within ninety (90) days; (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within sixty (60) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within sixty (60) days. In the event that any provision of this paragraph 13.1(d) is contrary to any applicable law, such provision shall be of no force or effect.

               (d) The discovery by Lessor that any financial statement given to Lessor by Lessee, any assignee of Lessee, any subtenant of Lessee, any successor in interest of Lessee or any guarantor of Lessee's obligation hereunder, was materially false.

          13.2 REMEDIES. In the event of any such material default by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default:

               (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; Improvement Loan Balance; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to paragraph 15 applicable to the unexpired term of this Lease.

               (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have vacated or abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder and the Improvement Loan Balance.

               (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

          13.3 DEFAULT BY LESSOR. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

          13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of Base Rent, Lessee's Share of Operating Expenses or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Suck costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Property. Accordingly, if any installment of Base Rent, Operating Expenses, or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 3% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of any of the aforesaid monetary obligations of Lessee, then Base Rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding paragraph 4.1 or any other provision of this Lease to the contrary.

          14. CONDEMNATION. If the Premises or any portion thereof or the Property are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent of the floor area of the Premises, or more than twenty-five percent of that portion of the Common Areas designated as parking for the Property is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing only within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the premises remaining, except that the rent shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises. No reduction of rent shall occur if the only area taken is that which does not have the Premises located thereon. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages, provided, however, that Lessee shall be entitled to any award for loss or damage to Lessee's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

     15. BROKER'S FEE. Lessor shall pay all brokerage commissions arising out of this transaction in accordance with the terms of a separate brokerage agreement. Such commissions shall include, without limitation, those due to McMasters & Westland/TRI, Coldwell Banker and Tom Bridges.

     16. ESTOPPEL CERTIFICATE.

         (a) Each party (as "responding party") shall at any time upon not less than ten (10) days prior written notice from the other party ("requesting party") execute, acknowledge and deliver to the requesting party a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises or of the business of the requesting party.

          (b) At the requesting party's option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond, without any further notice to such party, or it shall be conclusive upon such party that (i) this Lease is in full force and effect, without modification except as may be represented by the requesting party, (ii) there are no uncured defaults in the requesting party's performance, and (iii) if Lessor is the requesting party, not more than one month's rent has been paid in advance.

              (c) If Lessor desires to finance, refinance, or sell the Property, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three (3) years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

          17. LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean only the owner or owners, at the time in question, of the fee title or a Lessee's interest in a ground lease of the Property, and except as expressly provided in paragraph 15, in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

          18. SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

          19. INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease; provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

          20. TIME OF ESSENCE. Time is of the essence with respect to the obligations to be performed under this Lease.

          21. ADDITIONAL RENT. All monetary obligations of Lessee to Lessor under the terms of this Lease, including but not limited to Lessee's share of Operating

Expenses, insurance and tax expenses payable, and payments under Paragraph 48 of this Lease shall be deemed to be rent.

          22. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matters shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employee or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises or the Property and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease except as otherwise specifically stated in this Lease.

          23. NOTICES. Any notice required or permitted by the terms of this Lease shall be given in writing and may be given by personal delivery or by certified mail. Such notice shall be deemed sufficiently given if addressed to Lessee or to Lessor at the address noted below the signature of the respective parties, as the case may be. Notices shall be deemed delivered upon delivery, if delivered personally, or five (5) days after deposit in the United States Mail with proper postage and address. either party may by notice to the other specify a different address for notice purposes. Upon Lessee's taking possession of the Premises, the Premises shall automatically become Lessee's address for notice purposes unless otherwise specified.

          24. WAIVERS. No waiver by either party of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by the other party of the same or any other provision. A party's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of that party's consent to or approval of any subsequent act. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provisions hereof other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

          25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

          26. HOLDING OVER. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenency from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, but all Options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

          27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

          28. COVENANTS AND CONDITIONS. Each provision of this Lease shall be deemed both a covenant and a condition.

          29. BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State where the Property is located and any litigation concerning this Lease between the parties hereto shall be initiated in the county in which the Property is located.

          30. SUBORDINATION.

               (a) This Lease, and any Option granted hereby, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Property and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground Lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

               (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within ten (10) days after written demand shall constitute material default by Lessee hereunder without further notice to Lessee or, at Lessor's option, Lessor shall execute the document attached as Exhibit B on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such document in accordance with this paragraph 30(b).

          31. ATTORNEY'S FEES. If either party named herein bring an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the court.

          32. LESSOR'S ACCESS. Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times upon one day's advance written notice (except in emergencies) for the purpose of inspecting the same, showing the same to prospective purchasers, lenders, or Lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are part as Lessor may deem necessary or desirable. Lessor may at any time during the last 180 days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All activities of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same. Notwithstanding any provision of this Lease to the contrary, Lessee may absolutely exclude Lessor from any portion of the Premises that Lessee must keep secure in order to maintain its security clearance or its status as a government contractor; provided that this sentence shall not be construed to prevent Lessor from exercising remedies under paragraph 13.

          33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent.

          34. SIGNS. Lessee may place any signage it desires upon the outside of the exterior walls of the Premises, within the Premises, or upon the roof of the Premises without Lessor's consent; provided that such signage conforms with any signage ordinances or programs in effect within the industrial park in which the Leased Premises are located. Lessor may require that Lessee remove any signage at the end of the Lease term, as extended, and Lessee shall repair any damage to the Property occasioned by its installation, maintenance, or removal of its signage.

          35. MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger.

          36. CONSENTS. Wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.

          37. GUARANTOR. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

          38. QUIET POSSESSION. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Property.

          39. OPTION TO EXTEND TERM.

               39.1 OPTION. Provided Lessee is not in default in the performance of any of its obligations under this Lease, Lessee shall have the right, at its option, to extend the term of this Lease for five (5) years (the "Extended Term"). The lease of the Premises during the Extended Term shall be upon the same terms, covenants and conditions as are set forth in this Lease other than "rent", "term of the leasehold" and "this Option." If Lessor does not receive from Lessee written notice of Lessee's exercise of this option the "Option Notice") before the date one hundred eighty (180) days prior to the termination of the initial ten (10) year lease term, this option shall terminate.

          39.2 RENT.

               (a) The monthly rent for the first year of the Extended Term shall be determined as follows: The Consumer Price Index ("CPI") figure shall be established the month of March, 1991, and the month of March, 2001. The Base Rent for the first month of the Extended Term shall be equal to the greater of (i) the preceding month's rent or (ii) $21,381.00 increased by the same percentage, if any, by which the March, 2001, CPI figure shall have increased over the March, 1991, CPI figure. As used herein, the term "Consumer Price Index" shall refer to the "Consumer Price Index For All Urban Consumers San Francisco-Oakland Metropolitan Area (All Items)" compiled by the U.S. Department of Labor, Bureau of Labor Statistics (1982-84 equals
100). If the CPI should hereafter be changed, then the new base shall be converted to the 1982-84 base and the base as so converted shall be used. In the event that the Bureau shall cease to publish the Consumer Price Index, then the successor or most nearly comparable index thereto shall by used. The monthly rent for years two through five of the Extended term shall be determined by a three (3) percent increase from the immediately preceding year's monthly rent.

               (b) After the initial monthly rent for the Extended Term has been set, Lessee shall have the option to let this Lease expire at the end of the initial term. Lessee's election to allow this Lease to expire at the end of the initial term must be exercised within ten (10) days after receipt of notice from the Lessor of the initial monthly rent for the Extended Term. If Lessee does not exercise its election within the ten (10) day period, the term of the Lease shall be extended as provided in this paragraph.

          39.3 EFFECT OF DEFAULT. Notwithstanding the timely giving of the Option Notice, if Lessee is in default of any provision of the Lease on the date of commencement of the Extended Term at Lessor's option, all rights of Lessee under this option shall terminate and be of no force and effect.

     40. SECURITY MEASURES. Lessee hereby acknowledges that Lessor shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the premises or the Property. Lessee assumes all responsibility for the protection of Lessee, its agents, and invitees and the property of Lessee and of Lessee's agents and invitees from acts of third parties. Nothing herein contained shall prevent Lessor, at Lessor's sole option, from providing security protection for the Property or any part thereof.

     41. EASEMENTS. Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not interfere with the use of the Premises and parking lots by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessee.

     42. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

     43. AUTHORITY. If a party is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If a party is a corporation, trust or partnership, it shall, within thirty (30) days after execution of this Lease, deliver to the other party evidence of such authority satisfactory to such party.

     44. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions, if any, shall be controlled by the typewritten or handwritten provisions.

     45. There is no paragraph 45 to this Lease.

     46. There is no paragraph 46 to this Lease.

     47. PREMISES IMPROVEMENTS, ALTERATIONS AND REPAIRS. At Lessor's sole cost and expense, thirty (30) days prior to the Rent Commencement Date, Lessor shall make the improvements to the Premises set forth on Exhibit C, Schedule of Financial Obligations, which is incorporated herein. Those improvements set forth on Exhibit C are the only improvements for which Lessor is obligated to pay. Upon Lessor or Lessee obtaining financing for the Improvement Loan specified in paragraph 48, Lessor shall deposit Two Hundred Thousand Dollars ($200,000.00), less any amounts previously expended by Lessor on its financial obligations under this Lease, into an escrow account of its choosing to be used in payment of Lessors financial obligations under this Lease.

          47.1 OFFICE SPACE. Lessor shall "spruce-up" the Office Space, as identified on Exhibit A. Such may include (a) the replacement of existing carpets with new standard grade carpets or, at the option of Lessee, "BurkeBase," (b) the repainting of the entire area and the painting or replacement of all other types of wall treatments and ceiling tiles, (c) where necessary, the repair or replacement of window treatments, (d) where necessary, the repair or replacement of electrical and plumbing fixtures and
(e) the repair or replacement of all HVAC, electrical, and plumbing such that all systems are in good operating condition. Burke Industries' products shall be used in the refurbishment when and where possible.

          47.2 WAREHOUSE AREA. Where necessary, Lessor shall repair or replace, all existing systems within the warehouse portion of the Premises to assure that they are in good working order. Such systems include all HVAC, electrical, plumbing and loading doors. Lessor shall assure that all doors, windows, lights and restrooms are in proper working order. Lessor shall install lighting such that an illumination of 70 Lumens is maintained throughout the warehouse area.

          47.3 RAILROAD SIDING. The parties acknowledge that a below floor-level railroad siding (the "Siding") is located within the Premises. Prior to Lessee's occupancy of the Premises, Lessor shall either (i) construct a framework over the Siding and cover such framework with a flooring material reasonably satisfactory to Lessee in such a manner that the flooring material is flush with the existing floor. or (ii) surround the Siding with a safety barrier and decrease the monthly Base Rent for the Premises throughout the term of this Lease and any extension hereof proportionately to the decrease in the rentable square footage of the Premises occasioned by the loss of use of the area within such safety barrier.

          47.4 SEPARATE CLARIFIER. When another tenant occupies the Building, Lessor shall install, at its sole cost and expense, a clarifier which will enable a governmental agent to test the sewage generated by tenants in the Building other than Lessee.

          48. IMPROVEMENT LOAN. Lessor and Lessee shall each use its best efforts to obtain financing to pay for Lessee's installation of Manufacturing Improvements($500,000.00) and Lessee's portion of the installation of the new sprinkler system ($75,000.00), a total of Five Hundred Seventy-Five Thousand Dollars ($575,000.00) (hereinafter, the "Improvement Loan"). Lessor shall use its best efforts to obtain the best rates and conditions available for the financing. If the financing for the Improvement Loan is obtained by the Lessor, Lessee shall pay Lessor, in addition to the Base Rent as set forth in paragraph 4, the Improvement Loan, amortized over a ten-year term at the same interest rate being paid by Lessor for the financing of the Improvement Loan. However, if this Lease is terminated earlier than ten years, the Improvement Loan Balance, as defined below, shall be paid by Lessee to Lessor upon said earlier termination. Lessee shall also be responsible for the payment of its proportionate percentage of costs associated with Lessor's obtaining the financing for the Improvement Loan, and Lessee shall immediately reimburse Lessor for such costs paid by Lessor. For example, if Lessor finances a total of Eight Hundred Fifty Thousand Dollars ($850,000), Lessee's proportionate percentage of financing costs shall be 68% (575,000.00 DIVIDED BY 850,000.00). Wherever used in this Lease, the term "Improvement Loan Balance" shall mean the amount of the initial Improvement Loan plus interest accrued thereon minus all payments made by Lessee to Lessor towards the Improvement Loan. The proceeds of the Improvement Loan shall be used by Lessee for the acquisition and installation of certain processing and manufacturing improvements to be installed by Lessee (the "Manufacturing Improvements") ($500,000.00) and for Lessee's portion of the costs of the sprinkler system as described in paragraph 6.3(b) ($75,000.00). If the cost of the Manufacturing Improvements exceeds Five Hundred Thousand Dollars ($500,000.00), then Lessee shall pay the amount of such excess (together with all other costs and expenses which are not the responsibility of Lessor under paragraphs 6(b), 47 and 52). If the financing for the Improvement Loan is obtained by Lessee, the costs of obtaining such shall be exclusively the responsibility of Lessee. In the event financing for the Improvement Loan is obtained by the Lessee, Lessor shall have the right to continue to seek financing for the Improvement Loan, and if Lessor subsequently obtains financing for the Improvement Loan, Lessor may pay such to Lessee pursuant to the terms of paragraph 4 of this Lease. In the event that neither Lessor nor Lessee has obtained financing for the Improvement Loan by November 1, 1991, either party may terminate this Lease by providing written notice to the other party. In the event this Lease is terminated pursuant to this provision, neither party shall be obligated to reimburse the other party for any funds expended in connection with any aspect of this Lease; however, Lessor shall return the amount of the Security Deposit to Lessee.

          49. LEASE TERMINATION. Beginning six (6) years after the Rent Commencement Date, Lessee shall have the right to terminate this Lease at any time upon six (6) months advance written notice to Lessor, upon full payment of the Improvement Loan Balance and payment of Additional Rent. Upon such termination all terms set forth in paragraph 7.2(c) shall apply. The amount of Additional Rent to be paid shall be determined by the date Lessee provides Lessor with Notice of Termination as set forth below:

  DATE NOTICE OF TERMINATION GIVEN                ADDITIONAL RENT

    Months 67 through 78                          6 months of base rent
    Months 79 through 90                          5 months of base rent
    Months 91 through 102                         4 months of base rent
    Months 103 through 120                        3 months of base rent

          50. EXPANSION RIGHT. If during the term of this Lease, or any extension thereof, there is unoccupied (available) space in the Building, Lessee may lease all or a portion of said available space for a period as long as the remainder of the term plus any Extended Term or as short as one year at the then prevailing rental rate per square foot to be paid by Lessee for the Premises under Column A of Exhibit A-1, "Schedule of Monthly Base Rental Payments". For example, if beginning with Month 30 of the Lease, Lessee choses to lease an additional 10,000 square feet of the Premises for one year, Lessee's additional Base Monthly Rent would be $2,122
[$22,682 DIVIDED BY 106,906 x 10,000] for months 30 through 36 and $2,185
[$23,362 DIVIDED BY 106,906 x 10,000] for months 37 through 41.

          51. OPTION TO PURCHASE. Lessor hereby grants Lessee an option to purchase the Property during the term of the Lease, including any Extended Term. The price shall be Four Million Three Hundred Thousand Dollars ($4,300,000) until the end of the fifth (5th) year of the Lease and shall increase by five percent (5%) for each year thereafter of the Lease and, if exercised, its Extension. The option shall be exercised by sending written notice to Lessor electing to purchase the Property. Lessee may not exercise its option to purchase the Property if Lessee is in default of this Lease as defined in paragraph 13.1.

          52. HAZARDOUS MATERIALS.

               52.1 LESSEE'S OBLIGATIONS. Subject to the remaining provisions of this paragraph, Lessee shall be entitled to use and store only those Hazardous Materials (defined below), that are necessary for Lessee's business, provided that such usage and storage is in full compliance with all applicable local, state and federal statutes, orders, ordinances, rules and regulations (as interpreted by judicial and administrative decisions). Lessor, at its sole cost and expense, shall have the right upon one day's advance written notice to (i) inspect the Premises, (ii) conduct test and investigations to determine whether Lessee is in compliance with the provisions of this paragraph, and (iii) request lists of all Hazardous Materials used, stored or located on the Premises. Lessee shall give to Lessor immediate verbal and follow-up written notice of any spills, releases or discharges of Hazardous Materials (in amounts exceeding the applicable reportable quantities (if any) for such Hazardous Materials in 40 C.F.R. Section 302.4) on the Premises, or in any common areas or parking lots, caused by the acts or omissions of Lessee, or its agents, employees, representatives, invitees, licensees, subtenants, customers or contractors. Lessee covenants to comply with all applicable governmental requirements with respect to any spill, release or discharge of Hazardous Materials caused by the acts or omissions of Lessee, or its agents, employees, representatives, invitees, licensees, subtenants, customers, or contractors at Lessee's cost and expense; any required remediation shall be performed after Lessee has obtained Lessor's written consent, which shall not be unreasonably withheld; provided, however, that Lessee shall be entitled to respond immediately to an emergency without first obtaining Lessor's written consent. Lessee shall indemnify, defend and hold Lessor harmless from and against any and all claims, judgments, damages, penalties, fines, liabilities, losses, suits, administrative proceedings and costs (including, but not limited to, attorneys, and consultant fees) arising from or related to the use presence, transportation, storage, disposal, spill, release or discharge of Hazardous Materials on or about the Premises caused by the acts or omissions of Lessee, its agents, employees, representatives, invitees, licensees, subtenants customers or contractors, Lessee shall not be entitled to install any tanks under, on, or about the Premises for the storage of Hazardous Materials without the express written consent of Lessor, which may be given or withheld in Lessor's sole discretion. As used in this Agreement, the term Hazardous Materials shall mean (i) any wastes, materials or substances which are or become designated, classified or regulated as "hazardous", "toxic" or a "pollutant" under any local, state or federal laws; (ii) petroleum, petroleum products or any petroleum contaminated soils or sludges; (iii) asbestos; (iv) polychlorinated biphenyls ("PCBs"); and (v) radioactive materials. The provisions of this paragraph shall survive the termination of this Lease.

          52.2 LESSOR'S OBLIGATIONS. Lessor warrants that the Property (which for purposes of this paragraph 52 shall include, without limitation, the Building and the Premises) complies with all local, state and federal laws and regulations pertaining to Hazardous Materials as of the completion of the Remediation Period

(as defined below). Lessor covenants to promptly remove or otherwise remediate, as required by all applicable laws, any Hazardous Materials existing on, under or around the Property at any time during the term of the Lease, except for those that Lessor can reasonably prove were introduced by Lessee. Lessor shall indemnify, defend and hold Lessee harmless from and against any and all claims, judgments, damages, penalties, fines, liabilities, losses, suits, administrative proceedings and costs (including, but not limited to, attorneys and consultant fees) arising from or related to the presence and/or threatened release of Hazardous Materials on or under the Property or the presence of Hazardous Materials on other properties that have transmigrated from the Property other than those that Lessor reasonably proves were introduced on, under or around the Property by Lessee. Throughout the term of this Lease, Lessor shall cause all other tenants of the Building to execute leases containing the provisions set forth in paragraph 52.1 and shall use its best efforts to enforce such lease clauses. Lessor shall promptly inform Lessee of any spill, release, threatened release or discharge of Hazardous Materials on the Property. The provisions of this paragraph shall survive the termination of this Lease.

          52.3 UNDERGROUND TANKS, REMEDIATION. The parties acknowledge that there are currently three underground fuel tanks on the Property. Within ninety (90) days after the date of this Lease (the "Remediation Period") Lessor shall conduct soils and other tests around the' tanks in a manner acceptable to all governmental agencies having jurisdiction over the tanks ("Enforcement Agencies") and either (i) remove the three tanks and remediate any leakage in accordance with all applicable laws and to the satisfaction of all Enforcement Agencies and receive written acknowledgement of such compliance and satisfaction from each Enforcement Agency or (ii) if no remediation is necessary or required by any Enforcement Agency, legally abandon such tanks (and receive a certificate of such abandonment) in accordance with all applicable laws concerning abandonment in place. Prior to the expiration of the Remediation Period, Lessor shall also remove, where required by any local, state and Federal law, all Hazardous Materials from the Property and take all steps necessary to comply with the warranties set forth in paragraph 52.2. Lessor's cost of completing any actions required under the paragraph shall not be an Operating Expense. If Lessor does not complete all work required under this paragraph within the Remediation Period, then Lessee may, at its option, either terminate this Lease or conduct all, none or a portion of such work and deduct any cost incurred therein from future rent. Prior to the expiration of the Remediation Period, Lessor shall also confirm the presence or absence of PCBs in any electrical transformers or other equipment located on the Property at the commencement of the Lease and shall remove any PCB containing materials from the Property in accordance with applicable requirements of law.

          53. TERMINATION AND REPLACEMENT OF PRIOR LEASE. This Lease supersedes that certain Lease dated May 24, 1991 between the parties herein.

     LESSOR                                    LESSEE

ARTHUR D. BRIDGES FAMILY                  BURKE RUBBER COMPANY
REVOCABLE TRUST                           a California corporation

By /s/ Arthur D. Bridges                  By /s/ Rocco C. Genovese
   ---------------------------------         ---------------------------------
   ARTHUR D. BRIDGES, Trustee                ROCCO C. GENOVESE

                                             Chairman

By /s/ Beverly Bridges                    By /s/ Reed C. Wolthausen
   ---------------------------------         ---------------------------------
   BEVERLY BRIDGES, Trustee                  REED C. WOLTHAUSEN
                                             Director

Executed on July 1, 1991                  Executed on July 1, 1991

ADDRESS FOR NOTICES
AND RENT:                                 ADDRESS:

3223 Crow Canyon Road, Suite 270          2250 South 10th Street
P. O. Box 157                             San Jose, CA 95112
San Ramon, CA 9458
Executed on July 1, 1991                  Executed on July 1, 1991

ADDRESS FOR NOTICES
AND RENT:                                 ADDRESS:

3223 Crow Canyon Road, Suite 270          2250 South 10th Street
P. O. Box 157                             San Jose, CA 95112
San Ramon, CA 94583

DESCRIPTION:
                                 EXHIBIT "A"

PARCEL NO. 1:


All that certain piece or parcel of land situated in and being a portion of the Northwest one-quarter of Section 35, Township 3 South, Range 9 East, Mount Diablo Base and Meridian, in the County of Stanislaus, State of California, being more particularly described as follows:

COMMENCING at the Northeast corner of the Northwest one-quarter of Section 35, Township 3 South, Range 9 East, Mount Diablo Base and Meridian, thence South 89 degrees 54' 30" East along the North line of said Section 35, a distance of 27.13 feet to its intersection with the Centerline of a County Road known as Riverside Drive as conveyed by Deed recorded April l, 1932 in Book 467 page 206 of official records; thence South 0 degrees 30' 48" East along said center-line a distance of 153.00 feet; thence North 89 degrees 54' 30" West, along the South line of a 60 foot street known as Lapham Drive and the easterly extension thereof a distance of 50.00 feet to the true point of beginning of this description, said point being on the westerly line of a 50 foot strip described in Parcel No. 1 in the deed to County of Stanislaus, recorded December 4, 1964 in Book 1996 page 18 of Official Records, as Instrument No. 47494 (being the additional width for Riverside Drive); thence continuing North 89 degrees 54' 30" West along said South line a distance of 143.47 feet; thence along the arc of a non tangent curve concave to the Southeast a distance of 318.38 feet, said curve having a central angle of 30 degrees 43' 12" and a radius of 593.81 feet (Chord bearing and distance South 42 degrees 58' 14" 314.58 feet); thence South 0 degrees 29' 00" East a distance of 1037.71 feet; thence North 89 degrees 29' 12" East a distance of 360.48 feet to a point on the Westerly line of said Parcel No. 1 described in the Deed recorded in book 1996 page 18 (Riverside Drive); thence North 0 degrees 30' 48" West along said westerly line a distance of 1264.44 feet to the point of beginning.


                            EXHIBIT A - Page 1 of 3

PARCEL NO. 2:

All of that certain piece or parcel of land situated in and being a portion of the Northwest one-quarter of Section 35, Township 3 South, Range 9 East, Mount Diablo Base and Meridian, in the County of Stanislaus, State of California, being more particularly described as follows:

COMMENCING at the Northeast corner of the Northwest one-quarter of Section 35, Township 3 South, Range 9 East, Mount Diablo Base and Meridian, thence South 89 degrees 54' 30" East along the North line of said Section 35 a distance of 27.13 feet to its intersection with the centerline of a County Road known as Riverside Drive as conveyed by deed recorded April 1, 1932 in book 467 page 206 of Official Records; thence South 0 degrees 30' 48" East along said center-line a distance of 153.00 feet; thence North 89 degrees 54' 30" West along the south line of a 60 foot street known as Lapham Drive, and the Easterly extension thereof, a distance of 50.00 feet to a point on the Westerly line of a 50 foot strip described in Parcel No. 1 in the Deed to County of Stanislaus recorded December 4, 1964 in Book 19996 page 18 of Official Records, as Instrument No. 47494 (being the additional width for Riverside Drive, thence South 0 degrees 30' 48" East and along the Westerly line of said Parcel No. 1 as described in the Deed recorded in Book 1996 page 18 (Riverside Drive), a distance of 1264.44 feet to the true point of beginning of this description; thence continuing South 0 degrees 30' 48" East along said Westerly line a distance of 553.49 feet; thence South 89 degrees 29' 12" West a distance of 360.77 feet; thence North 0 degrees 29' 00" West a distance of 553.49 feet; thence North 89 degrees 29' 12" East a distance of
360.48 feet to the point of beginning.

EXCEPTING THEREFROM that portion conveyed to Beard Land Improvement Company, a California Corporation by Deed recorded December 9, 1977 in book 2k996 page 281, Official Records, as Instrument No. 37186, described as follows:

COMMENCING at the interior one-quarter corner of Section 35, Township 3 South, Range 9 East, Mount Diablo Meridian; thence North 89 degrees 52' 56" West, a distance of 20.40 feet to the westerly line of a road known as Riverside Drive; thence North 0 degrees 30' 48" West along the westerly line of said Riverside Drive, a distance of 672.64 feet to the true POINT OF BEGINNING of this description; thence continue North 0 degrees 30' 48" West along said westerly line, a distance of 80.00 feet; thence South 89 degrees 29' 12" West, a distance of 360.73 feet to the easterly right of way of the Modesto & Empire Traction Company; thence South 0 degrees 29' 00" East along said easterly line, a distance of 80.00 feet; thence North 89 degrees 29' 12" East a distance of 360.77 feet to the point of beginning.


                           EXHIBIT A - Page 2 of 3

                                Exhibit 'A'


                                [SITE PLAN]










                          EXHIBIT A - Page 3 of 3

                   SCHEDULE OF MONTHLY BASE RENTAL PAYMENTS

                              Monthly Base Rent

                           A               B
          Month
          -----
           1            $  21,381       $  7,106
           2               21,381          7,106
           3               21,381          7,106
           4               21,381          7,106
           5               21,381          7,106
           6               21,381          7,106
           7               21,381          7,106
           8               21,381          7,106
           9               21,381          7,106
          10               21,381          7,106
          11               21,381          7,106
          12               21,381          7,106
          13               22,022          7,747
          14               22,022          7,747
          15               22,022          7,747
          16               22,022          7,747
          17               22,022          7,747
          18               22,022          7,747
          19               22,022          7,747
          20               22,022          7,747
          21               22,022          7,747
          22               22,022          7,747
          23               22,022          7,747
          24               22,022          7,747
          25               22,682          8,407
          26               22,682          8,407
          27               22,682          8,407
          28               22,682          8,407
          29               22,682          8,407
          30               22,682          8,407
          31               22,682          8,407
          32               22,682          8,407
          33               22,682          8,407
          34               22,682          8,407
          35               22,682         21,442
          36               22,682         28,407
          37               23,362         29,087
          38               23,362         29,087
          39               23,362         29,087
          40               23,362         29,087
          41               23,362         29,087


                             EXHIBIT A-1 - Page 1 of 3

                   SCHEDULE OF MONTHLY BASE RENTAL PAYMENTS

                             Monthly Base Rent

                           A              B
          Month
          -----

          42            $  23,362      $  29,087
          43               23,362         29,087
          44               23,362         29,087
          45               23,362         29,087
          46               23,362         29,087
          47               23,362         29,087
          48               23,362         29,087
          49               24,063         29,788
          50               24,063         29,788
          51               24,063         29,788
          52               24,063         29,788
          53               24,063         29,788
          54               24,063         29,788
          55               24,063         29,788
          56               24,063         29,788
          57               24,063         29,788
          58               24,063         29,788
          59               24,063         29,788
          60               24,063         29,788
          61               24,785         30,510
          62               24,785         30,510
          63               24,785         30,510
          64               24,785         30,510
          65               24,785         30,510
          66               24,785         30,510
          67               24,785         30,510
          68               24,785         30,510
          69               24,785         30,510
          70               24,785         30,510
          71               24,785         30,510
          72               24,785         30,510
          73               25,528         31,253
          74               25,528         31,253
          75               25,528         31,253
          76               25,528         31,253
          77               25,528         31,253
          78               25,528         31,253
          79               25,528         31,253
          80               25,528         31,253
          81               25,528         31,253
          82               25,528         31,253


                          EXHIBIT A-1 - Page 2 of 3

                    SCHEDULE OF MONTHLY BASE RENTAL PAYMENTS

                               Monthly Base Rent

                           A              B
          Month
          -----

          83            $  25,528      $  31,253
          84               25,528         31,253
          85               26,294         32,019
          86               26,294         32,019
          87               26,294         32,019
          88               26,294         32,019
          89               26,294         32,019
          90               26,294         32,019
          91               26,294         32,019
          92               26,294         32,019
          93               26,294         32,019
          94               26,294         32,019
          95               26,294         32,019
          96               26,294         32,019
          97               27,083         32,808
          98               27,083         32,808
          99               27,083         32,808
          100              27,083         32,808
          101              27,083         32,808
          102              27,083         32,808
          103              27,083         32,808
          104              27,083         32,808
          105              27,083         32,808
          106              27,083         32,808
          107              27,083         32,808
          108              27,083         32,808
          109              27,895         33,620
          110              27,895         33,620
          111              27,895         33,620
          112              27,895         33,620
          113              27,895         33,620
          114              27,895         33,620
          115              27,895         33,620
          116              27,895         33,620
          117              27,895         33,620
          118              27,895         33,620
          119              27,895         33,620
          120              27,895         33,620
                     ------------   ------------
          TOTAL      $  2,941,140   $  2,941,175


                         EXHIBIT A-1 - Page 3 of 3

Recording Requested by And
When Recorded Mail TO:


------------------------

------------------------

------------------------

Attn:
      ------------------------------

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                (Space above this line for Recorder's Use)

           SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

THIS AGREEMENT, made as of the       day of          19   , between Burke
                               -----        --------   ---
Rubber Company, a California corporation ("Tenant"),
                                                     --------------------
                   , a                               ("Lender"), and the
-------------------    -----------------------------

Arthur D. Bridges Family Revocable Trust, organized and existing under the laws of the State of California ("Landlord").

                                 WITNESSETH

          WHEREAS, Tenant has entered into a certain lease with Landlord (said lease, together with any extensions, renewals, replacements or modifications thereof, referred to hereinafter as the "Lease") dated May 24, 1991, covering premises (the "Premises") within a certain building known as 107 South Riverside Drive, Modesto, California and situated on land more particularly described in EXHIBIT A attached hereto and incorporated herein; and

           WHEREAS, Lender has agreed to make a loan ( the "Loan") to Landlord secured by a certain Deed of Trust, (the "Deed of Trust"); and

           WHEREAS, it is a condition precedent to obtaining the Loan that the Deed of Trust be a lien or charge upon the Premises unconditionally prior and superior to the Lease and the leasehold interest of Tenant; and


                            EXHIBIT B - Page 1 of 4

           WHEREAS, Tenant acknowledges that when recorded the Deed of Trust constitutes, or will constitute, a lien or charge upon the Premises which is, or shall be, unconditionally prior and superior to the Lease and leasehold interest of Tenant; and

           WHEREAS, Lender has been requested by Tenant and by Landlord to enter into a non-disturbance agreement with Tenant;

           NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter contained, the parties hereto mutually covenant and agree as follows:

           1. The Lease and all of the right, title and interest of Tenant in and to the Premises are and shall be subject and subordinate to the Deed of Trust and to all of the terms and conditions contained therein, and to any renewals, modifications, replacements, consolidations and extensions thereof.

           2. Lender consents to the Lease and, in the event of foreclosure of the Deed of Trust, or in the event Lender comes into possession or acquires title to the Premises as a result of the enforcement or foreclosure of the Deed of Trust or the note secured thereby, or as a result of any other means, Lender agrees to recognize Tenant, and further agrees that Tenant shall not be disturbed in its possession of the Premises for any reason other than one which would entitle the Landlord to terminate the Lease under its terms or would cause, without any further action by such Landlord, the termination of the Lease or would entitle such Landlord to dispossess Tenant from the Premises.

           3. In addition, it is agreed that any options to extend the term of the Lease, purchase options, rights of first refusal and similar rights or interests of Tenant under the Lease, although subordinated herein to the Deed of Trust, shall be recognized by Lender or such other purchaser upon any such foreclosure or deed in lieu of foreclosure, or succession by Lender or such other purchaser to the interest of Landlord in the Property, to the same extent and on the same terms and conditions set forth above with respect to Tenant's leasehold estate.

           4. Tenant agrees with Lender that if the interests of Landlord in the Premises shall be transferred to and owned by Lender by reason of foreclosure or other proceedings brought by it, or any other manner, or shall be conveyed thereafter by Lender or shall be conveyed pursuant to a foreclosure sale of the Premises (and for the purposes


                         EXHIBIT B - Page 2 of 4
of this paragraph, the term "Lender" shall be deemed to include any grantee of Lender or purchaser at foreclosure sale), Tenant shall be bound to Lender under all of the terms, covenants and conditions of the Lease for the balance of the term thereof; remaining and any extensions or renewals thereof which may be effected in accordance with any option therefor in the Lease, with the same force and effect as if Lender were the landlord under the Lease, and Tenant does hereby attorn to Lender as its landlord, said attornment to be effective and self-operative without the execution of any further instruments on the part of any of the parties hereto immediately upon Lender succeeding to the interest of the Landlord in the Premises.

           5. This Agreement shall bind and inure to the benefit of the parties hereto and their successors and assigns. As used herein the terms "foreclosure" and "foreclosure sale" shall be deemed to include the acquisition of Landlord's estate in the Premises by voluntary deed (or assignment) in lieu of foreclosure, and the word "Lender" shall include the Lender herein specifically named and any of its successors and assigns, including anyone who shall have succeeded to Landlord's interest in the Premises by, through or under foreclosure of the Deed of Trust.

           6. This Agreement shall be the whole and only agreement between the parties hereto with regard to the subordination of the Lease and leasehold interest of Tenant to the lien or charge of the Deed of Trust, and shall supersede and cancel any prior agreements as to such, or any; subordination, including, but not limited to, those provisions, if any, contained in the Lease, which provide for the subordination of the Lease and leasehold interest of Tenant to a deed or deeds of trust, or to a mortgage or mortgages to be thereafter executed, and shall not be modified or amended except in writing signed by all parties hereto.

           IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

                      TENANT:  BURKE RUBBER COMPANY,
                               a California corporation,

                               By
                                 ------------------------------------
                               Its
                                 ------------------------------------
                                         [signatures continue]


                         EXHIBIT B - Page 3 of 4

                     LANDLORD: ARTHUR D. BRIDGES FAMILY REVOCABLE TRUST,

                               By
                                 ------------------------------------
                               Its
                                 ------------------------------------


                       LENDER:
                               --------------------------------------
                               a
                                -------------------------------------

                                        By
                                           --------------------------
                                        Its
                                            -------------------------


                          EXHIBIT B - Page 4 of 4

                 SCHEDULE OF FINANCIAL OBLIGATIONS OF LESSOR

     This Schedule is to that certain Lease dated July 1, 1991 between ARTHUR
D. BRIDGES FAMILY REVOCABLE TRUST (herein called "Lessor") and BURKE RUBBER COMPANY, a California corporation (herein called "Lessee"), hereinafter "the Lease."

     The purpose of this Schedule is to set forth the financial obligations of Lessor under the Lease to make repairs, alterations and improvements to the Property. Any financial obligations pertaining to repairs, alterations and improvements to the Property not specifically set forth on this Schedule shall be the responsibility and obligation of Lessee.

                      FINANCIAL OBLIGATIONS OF LESSOR

     1. OFFICE SPACE.

        a. Replacement of existing carpets with new standard grade or better carpets.

        b. Repainting of the entire area and painting or replacement of all other wall treatments.

        c. Repair or replacement of window treatments where necessary.

        d. Existing electrical and plumbing fixtures to be in good operating condition.

        e. Existing HVAC, electrical and plumbing systems to be in good operating condition.


                            EXHIBIT C - Page 1 of 3

     2. WAREHOUSE SPACE.

        a. Existing HVAC to be in good operating condition and in compliance with Code.

        b. Existing electrical to be in good operating condition and in compliance with Code.

        c. Existing plumbing to be in good operating condition and in compliance with Code.

        d. All existing doors windows, lights and restrooms to be in proper working order.

        e. Installation of lighting to provide 70 Lumens (or foot candle equivalent) throughout warehouse area.

        f. Railroad siding area is to be made flush with the existing floor. Area must be capable of supporting weight necessary for Lessee's operations.

        g. If and when another tenant occupies the Building, Lessor to install a separate clarifier which will permit a governmental agent to test sewage generated by tenant the Building other than Lessee.

     3. SPRINKLER SYSTEM. Lessor to install fire sprinkler system in order that it meets or exceeds the standards necessary for Lessor's specific use of the Premises, including the installation of fire sprinklers to the paint booth room and acid etch room to be constructed within the Premises. Lessee to be responsible for first $75,000.00 of cost (materials and installation); thereafter, Lessor to be responsible for the balance.

     4. LANDSCAPING. Prior to Lessee's occupancy, Lessor to prune and assure that landscaping on the Property is in good condition.

     5. UNDERGROUND TANKS, REMEDIATION. Removal or abandonment of the three underground storage tanks on the Property. Removal of all hazardous materials on the Property as required by any local, State or Federal law.


                           EXHIBIT C - Page 2 of 3

     In the event of any inconsistency or conflict between the Lease and this Schedule as to the financial obligations of Lessor to make repairs, alterations and improvements to the Property, this Schedule shall control.

LESSOR                                  LESSEE

ARTHUR D. BRIDGES FAMILY REVOCABLE      BURKE RUBBER COMPANY a California
TRUST                                   corporation

By /s/ ARTHUR D. BRIDGES, TRUSTEE       By  /s/ ROCCO C. GENOVESE
  --------------------------------         --------------------------------
   ARTHUR D. BRIDGES, Trustee               ROCCO C. GENOVESE
                                            Chairman

By /s/ BEVERLY BRIDGES, TRUSTEE         By  /s/ REED C. WOLTHAUSEN
  --------------------------------         --------------------------------
   BEVERLY BRIDGES, Trustee                 REED C. WOLTHAUSEN
                                            Director

Executed on July 1, 1991                Executed on July 1, 1991

ADDRESS FOR NOTICES AND RENT:           ADDRESS:

3223 Crow Canyon Road, Suite 270        2250 South 10th Street
P. O. Box 157                            San Jose, CA  95112
San Ramon, CA 94583





                            EXHIBIT C - Page 3 of 3

                             GUARANTY OF LEASE

     WHEREAS, ARTHUR D. BRIDGES FAMILY REVOCABLE TRUST, hereinafter referred to as "Lessor", and BURKE RUBBER COMPANY, a California corporation, hereinafter referred to as "Lessee", are about to execute a document entitled "Lease" dated July 1, 1991 concerning the premises commonly known as 107 S. Riverside Drive, Modesto, California, wherein Lessor will lease a portion of the premises to Lessee, and

     WHEREAS, BURKE INDUSTRIES, INC., a California corporation, hereinafter referred to as "Guarantor" have a financial interest in Lessee, and

     WHEREAS, Lessor would not execute the Lease if Guarantor did not execute and deliver to Lessor this Guarantee of Lease,

     NOW THEREFORE, for and in consideration of the execution of the foregoing Lease by Lessor and as a material inducement to Lessor to execute said Lease, Guarantor hereby unconditionally and irrevocably guarantee the prompt payment by Lessee of all rentals and all other sums payable by Lessee under said Lease and the faithful and prompt performance by Lessee of each and every one of the terms, conditions and covenants of said Lease to be kept and performed by Lessee.

     It is specifically agreed and understood that the terms of the foregoing Lease may be altered, affected, modified or changed by agreement between Lessor and Lessee, said Lease may be assigned by Lessor or any assignee of Lessor without consent or notice to Guarantor and that this Guaranty shall thereupon and thereafter guarantee the performance of said Lease as so changed, modified, altered or assigned.

     This Guaranty shall not be released, modified or affected by failure or delay on the part of Lessor to enforce any of the rights or remedies of the Lessor under said Lease, whether pursuant to the terms thereof or at law or in equity.

     All notices of default shall be given to Guarantor.

     Guarantor hereby waive notice of acceptance of this Guaranty.

     Guarantor do hereby subrogate all existing or future indebtedness of Lessee to Guarantor to the obligations owed to Lessor under the Lease and this Guaranty.

     The obligations of Lessee under the Lease to execute and deliver estoppel statements and financial statements, as therein provided, shall be deemed to also require the Guarantor hereunder to do and provide the same relative to Guarantor.

     The term "Lessor" whenever hereinabove used refers to and means the Lessor in the foregoing Lease specifically named and also any assignee of said Lessor, whether by outright assignment or by assignment for security and also any successor to the interest of said Lessor or of any assignee in such Lease or any part thereof, whether by assignment or otherwise. So long as the Lessor's interest in or to the leased premises of the rents, issues and profits therefrom, or in, to or under said Lease, are subject to any mortgage or deed of trust or assignment for security, no acquisition by Guarantor of the Lessor's interest in the leased premises or under said Lease shall affect the continuing obligation of Guarantor under this Guaranty which shall nevertheless continue in full force and effect for the benefit of the mortgagee, beneficiary, trustee or assignee under such mortgage, deed of trust or assignment, of any purchase at sale by judicial foreclosure or under private power of sale, and of the successors and assigns of any such mortgagee, beneficiary, trustee, assignee or purchaser.

     The term "Lessee" whenever hereinabove used refers to and means the Lessee in the foregoing Lease specifically named and also any assignee or sublessee of said Lease and also any successor to the interests of said Lessee, assignee or sublessee of such Lease or any part thereof, whether by assignment, sublease or otherwise.

     In the event any action be brought by said Lessor against Guarantor hereunder to enforce the obligation of Guarantor hereunder, the unsuccessful party in such action shall pay to the prevailing party therein a reasonable attorney's fee which shall be fixed by the court.

Executed at San Jose, California, on July 1, 1991


                                          "GUARANTOR"

                                          BURKE INDUSTRIES, INC.
                                          a California corporation

Address: 2250 S. 10th Street              By  /s/ ROCCO C. GENOVESE
         San Jose, CA 95112                 ------------------------------
                                              ROCCO C. GENOVESE
                                              President

                                          By  /s/ REED C. WOLTHAUSEN
                                            -------------------------------
                                              REED C. WOLTHAUSEN
                                              Vice-President, CFO

                              [LETTERHEAD]


March 3, 1992

Mr. & Mrs. Art Bridges
ADBRIDGE, Inc.
P.O. Box 157
San Ramon, CA 94583

Dear Art & Bev:

Attached is one copy of the lease addendum as signed by Rocky and me, executed as of February 20, 1992. We retained the other copy for our files.

Sincerely,


/s/ Reed


Reed C. Wolthausen
Senior Vice President, CFO

RCW/d
enclosure

                  ADDENDUM TO INDUSTRIAL LEASE (TRIPLE NET)

          This addendum to the Industrial Lease dated July 1, 1991 between ARTHUR D. BRIDGES FAMILY REVOCABLE TRUST (herein called "Lessor") and BURKE RUBBER COMPANY, a California corporation (herein called "Lessee").

          Under paragraph 2.  Premises, Parking and Common Areas.
                              2.1  Premises.   This  paragraph  is amended to
read Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, a portion of that real property situated in the County of Stanislaus, State of California, commonly known as 107 S. Riverside Drive, Modesto, more particularly described on Exhibit A, and Exhibit A-1, and described as approximately 112,986 square feet (including approximately 10,390 square feet of office area) of the building occupying the Property (the "Building") as outlined on Exhibit A, and Exhibit A-1, herein referred to "Premises", including rights to the common areas as hereinafter specified.

          Under paragraph 4.  RENT.
                              4.2 Base Bent.
                          add 4.2 (a)  The adjusted Base Rent is amended to
read under the Schedule of Monthly Base Rental Payments, Exhibit A-1 Page 1 of 3, Page 2 of 3 and Page 3 or 3, under column "C".

                              4.3 (a) This paragraph is amended to read
"Lessee's Share" is defined, for purposes of this Lease, as sixty three point eight (63.8%) percent.

          Under paragraph 39.2 RENT.
                               (a) This paragraph is amended to read The
monthly rent for the first year of the extended term shall be determined as follows: The Consumer Price Index ("CPI") figure shall be established the month of March, 1991, and the month of March, 2001. The base rent for the first month of the extended term shall be equal to the greater of (i) the preceding month's rent or (ii) the base rent increased by the same percentage, if any, by which the March 2001, CPI figure shall have increased over the March,, 1991, CPI figure. As used herein, the term "Consumer Price Index" shall refer to the "Consumer Price Index For All Urban Consumers
San Francisco-Oakland Metropolitan Area (All Items)" compiled by the U.S. Department of Labor, Bureau of Labor Statistics (1982-84 equals 100). If the CPI should hereafter be changed, then the new base shall be converted to the 1982-84 base and the base as so converted shall be used. In the event that the bureau shall cease to publish the Consumer Price Index, then the successor or most nearly comparable index thereto shall be used. The monthly rent for years two through five of the extended term shall be determined by a three (3) percent increase from the immediately preceding year's monthly rent.
          All other terms and conditions as written in the

Industrial Lease (Triple Net) remain as written without change.

             LESSOR                           LESSEE

ARTHUR D. BRIDGES FAMILY              BURKE RUBBER COMPANY
REVOCABLE TRUST                       a California corporation


By /s/ ARTHUR D. BRIDGES              By  /s/ ROCCO C. GENOVESE
  -----------------------------         --------------------------------
   ARTHUR D. BRIDGES, Trustee             ROCCO C. GENOVESE, Chairman


By /s/ BEVERLY BRIDGES                By /s/ REED WOLTHAUSEN
  -----------------------------         --------------------------------
   BEVERLY BRIDGES, Trustee              REED C. WOLTHAUSEN, Director

Executed on Dec 18, 1991              Executed on Feb 20, 1992

                                    (SITE PLAN)

                                     EXHIBIT A

                                    (FLOOR PLAN)

                                    EXHIBIT A-1

                    SCHEDULE OF MONTHLY BASE RENTAL PAYMENTS

                               Monthly Base Rent

                           A               B             C
        Month
        -----

11/92     1            $   21,381     $    7,106      $  22,597
          2                21,381          7,106         22,597
          3                21,381          7,106         22,597
          4                21,381          7,106         22,597
          5                21,381          7,106         22,597
          6                21,381          7,106         22,597
          7                21,381          7,106         22,597
          8                21,381          7,106         22,597
          9                21,381          7,106         22,597
         10                21,381          7,106         22,597
         11                21,381          7,106         22,597
         12                21,381          7,106         22,597
11/92    13                22,022          7,747         23,275
         14                22,022          7,747         23,275
         15                22,022          7,747         23,275
         16                22,022          7,747         23,275
         17                22,022          7,747         23,275
         18                22,022          7,747         23,275
         19                22,022          7,747         23,275
         20                22,022          7,747         23,275
         21                22,022          7,747         23,275
         22                22,022          7,747         23,275
         23                22,022          7,747         23,275
         24                22,022          7,747         23,275
11/93    25                22,682          8,407         23,972
         26                22,682          8,407         23,972
         27                22,682          8,407         23,972
         28                22,682          8,407         23,972
         29                22,682          8,407         23,972
         30                22,682          8,407         23,972
         31                22,682          8,407         23,972
         32                22,682          8,407         23,972
         33                22,682          8,407         23,972
         34                22,682          8,407         23,972
         35                22,682         21,442         23,972
         36                22,682         28,407         23,972
11/94    37                23,362         29,087         24,691
         38                23,362         29,087         24,691
         39                23,362         29,087         24,691
         40                23,362         29,087         24,691
         41                23,362         29,087         24,691

                          EXHIBIT A-1 - Page 1 of 3

                    SCHEDULE OF MONTHLY BASE RENTAL PAYMENTS

                                Monthly Base Rent

                           A              B              C
        Month
        -----

         42            $   23,362     $   29,087      $  24,691
         43                23,362         29,087         24,691
         44                23,362         29,087         24,691
         45                23,362         29,087         24,691
         46                23,362         29,087         24,691
         47                23,362         29,087         24,691
         48                23,362         29,087         24,691
11/95    49                24,063         29,788         25,432
         50                24,063         29,788         25,432
         51                24,063         29,788         25,432
         52                24,063         29,788         25,432
         53                24,063         29,788         25,432
         54                24,063         29,788         25,432
May/96   55                24,063         29,788         25,432
         56                24,063         29,788         25,432
         57                24,063         29,788         25,432
         58                24,063         29,788         25,432
         59                24,063         29,788         25,432
         60                24,063         29,788         25,432
         61                24,785         30,510         26,195
         62                24,785         30,510         26,195
         63                24,785         30,510         26,195
         64                24,785         30,510         26,195
         65                24,785         30,510         26,195
         66                24,785         30,510         26,195
May/97   67                24,785         30,510         26,195
         68                24,785         30,510         26,195
         69                24,785         30,510         26,195
         70                24,785         30,510         26,195
         71                24,785         30,510         26,195
         72                24,785         30,510         26,195
         73                25,528         31,253         26,980
         74                25,528         31,253         26,980
         75                25,528         31,253         26,980
         76                25,528         31,253         26,980
         77                25,528         31,253         26,980
         78                25,528         31,253         26,980
         79                25,528         31,253         26,980
         80                25,528         31,253         26,980
         81                25,528         31,253         26,980
         82                25,528         31,253         26,980


                            EXHIBIT A-1 - Page 2 of 3

                    SCHEDULE OF MONTHLY BASE RENTAL PAYMENTS

                                Monthly Base Rent

                           A              B              C
       Month
       -----

         83            $   25,528     $   31,253      $  26,980
         84                25,528         31,253         26,980
         85                26,294         32,019         27,789
         86                26,294         32,019         27,789
         87                26,294         32,019         27,789
         88                26,294         32,019         27,789
         89                26,294         32,019         27,789
         90                26,294         32,019         27,789
         91                26,294         32,019         27,789
         92                26,294         32,019         27,789
         93                26,294         32,019         27,789
         94                26,294         32,019         27,789
         95                26,294         32,019         27,789
         96                26,294         32,019         27,789
         97                27,083         32,808         28,623
         98                27,083         32,808         28,623
         99                27,083         32,808         28,623
        100                27,083         32,808         28,623
        101                27,083         32,808         28,623
        102                27,083         32,808         28,623
        103                27,083         32,808         28,623
        104                27,083         32,808         28,623
        105                27,083         32,808         28,623
        106                27,083         32,808         28,623
        107                27,083         32,808         28,623
        108                27,083         32,808         28,623
        109                27,895         33,620         29,481
        110                27,895         33,620         29,481
        111                27,895         33,620         29,481
        112                27,895         33,620         29,481
        113                27,895         33,620         29,481
        114                27,895         33,620         29,481
        115                27,895         33,620         29,481
        116                27,895         33,620         29,481
        117                27,895         33,620         29,481
        118                27,895         33,620         29,481
        119                27,895         33,620         29,481
10/01   120                27,895         33,620         29,481
                       ----------     ----------
        TOTAL          $2,941,140     $2,941,175


                          EXHIBIT A-1 - Page 3 of 3

                               EXHIBIT "A-1"

                   SCHEDULE OF MONTHLY BASE RENTAL PAYMENTS

                                [Attached]

                   SCHEDULE OF MONTHLY BASE RENTAL PAYMENTS

                              Monthly Base Rent


                      A               B
   Month
   -----
     1             $  21,381       $  7,106
     2                21,381          7,106
     3                21,381          7,106
     4                21,381          7,106
     5                21,381          7,106
     6                21,381          7,106
     7                21,381          7,106
     8                21,381          7,106
     9                21,381          7,106
    10                21,381          7,106
    11                21,381          7,106
    12                21,381          7,106
    13                22,022          7,747
    14                22,022          7,747
    15                22,022          7,747
    16                22,022          7,747
    17                22,022          7,747
    18                22,022          7,747
    19                22,022          7,747
    20                22,022          7,747
    21                22,022          7,747
    22                22,022          7,747
    23                22,022          7,747
    24                22,022          7,747
    25                22,682          8,407
    26                22,682          8,407
    27                22,682          8,407
    28                22,682          8,407
    29                22,682          8,407
    30                22,682          8,407
    31                22,682          8,407
    32                22,682          8,407
    33                22,682          8,407
    34                22,682          8,407
    35                22,682         21,442
    36                22,682         28,407
    37                23,362         29,087
    38                23,362         29,087
    39                23,362         29,087
    40                23,362         29,087
    41                23,362         29,087

                           EXHIBIT A-1 - Page 1 of 3

                   SCHEDULE OF MONTHLY BASE RENTAL PAYMENTS

                               Monthly Base Rent

                      A              B
  Month
  -----

    42             $  23,362      $  29,087
    43                23,362         29,087
    44                23,362         29,087
    45                23,362         29,087
    46                23,362         29,087
    47                23,362         29,087
    48                23,362         29,087
    49                24,063         29,788
    50                24,063         29,788
    51                24,063         29,788
    52                24,063         29,788
    53                24,063         29,788
    54                24,063         29,788
    55                24,063         29,788
    56                24,063         29,788
    57                24,063         29,788
    58                24,063         29,788
    59                24,063         29,788
    60                24,063         29,788
    61                24,785         30,510
    62                24,785         30,510
    63                24,785         30,510
    64                24,785         30,510
    65                24,785         30,510
    66                24,785         30,510
    67                24,785         30,510
    68                24,785         30,510
    69                24,785         30,510
    70                24,785         30,510
    71                24,785         30,510
    72                24,785         30,510
    73                25,528         31,253
    74                25,528         31,253
    75                25,528         31,253
    76                25,528         31,253
    77                25,528         31,253
    78                25,528         31,253
    79                25,528         31,253
    80                25,528         31,253
    81                25,528         31,253
    82                25,528         31,253

                             EXHIBIT A-1 - Page 2 of 3

                     SCHEDULE OF MONTHLY BASE RENTAL PAYMENTS

                                 Monthly Base Rent

                       A              B
   Month
   -----

    83           $     25,528      $  31,253
    84                 25,528         31,253
    85                 26,294         32,019
    86                 26,294         32,019
    87                 26,294         32,019
    88                 26,294         32,019
    89                 26,294         32,019
    90                 26,294         32,019
    91                 26,294         32,019
    92                 26,294         32,019
    93                 26,294         32,019
    94                 26,294         32,019
    95                 26,294         32,019
    96                 26,294         32,019
    97                 27,083         32,808
    98                 27,083         32,808
    99                 27,083         32,808
   100                 27,083         32,808
   101                 27,083         32,808
   102                 27,083         32,808
   103                 27,083         32,808
   104                 27,083         32,808
   105                 27,083         32,808
   106                 27,083         32,808
   107                 27,083         32,808
   108                 27,083         32,808
   109                 27,895         33,620
   110                 27,895         33,620
   111                 27,895         33,620
   112                 27,895         33,620
   113                 27,895         33,620
   114                 27,895         33,620
   115                 27,895         33,620
   116                 27,895         33,620
   117                 27,895         33,620
   118                 27,895         33,620
   119                 27,895         33,620
   120                 27,895         33,620
                 ------------   ------------

  TOTAL          $  2,941,140   $  2,941,175


                           EXHIBIT A-1 - Page 3 of 3

                              EXHIBIT "B"

           ADDITIONAL RENT FOR EXISTING TENANT IMPROVEMENTS

                              [Attached]

EXHIBIT B
ADDITIONAL RENT FOR EXISTING TENANT IMPROVEMENTS


                                                      13.04%
                                       PMT         INT               BAL
                               -----------------------------------------
     After 5/96 payment (pmt # 53 of 120)                     407,634.69
 6/01/96                          8,600.29       4,429.63     403,464.03
 7/01/96                          8,600.29       4,384.31     399,248.05
 8/01/96                          8,600.29       4,338.50     394,986.26
 9/01/96                          8,600.29       4,292.18     390,678.15
10/01/96                          8,600.29       4,245.37     386,323.23
11/01/96                          8,600.29       4,198.05     381,920.99
12/01/96                          8,600.29       4,150.21     377,470.91
 1/01/97                          8,600.29       4,101.85     372,972.47
 2/01/97                          8,600.29       4,052.97     368,425.15
 3/01/97                          8,600.29       4,003.55     363,828.41
 4/01/97                          8,600.29       3,953.60     359,181.72
 5/01/97                          8,600.29       3,903.11     354,484.54
 6/01/97                          8,600.29       3,852.07     349,736.32
 7/01/97                          8,600.29       3,800.47     344,936.50
 8/01/97                          8,600.29       3,748.31     340,084.52
 9/01/97                          8,600.29       3,695.59     335,179.82
10/01/97                          8,600.29       3,642.29     330,221.82
11/01/97                          8,600.29       3,588.41     325,209.94
12/01/97                          8,600.29       3,533.95     320,143.60
 1/01/98                          8,600.29       3,478.89     315,022.20
 2/01/98                          8,600.29       3,423.24     309,845.15
 3/01/98                          8,600.29       3,366.98     304,611.84
 4/01/98                          8,600.29       3,310.12     299,321.67
 5/01/98                          8,600.29       3,252.63     293,974.01
 6/01/98                          8,600.29       3,194.52     288,568.24
 7/01/98                          8,600.29       3,135.77     283,103.72
 8/01/98                          8,600.29       3,076.39     277,579.82
 9/01/98                          8,600.29       3,016.37     271,995.90
10/01/98                          8,600.29       2,955.69     266,351.30
11/01/98                          8,600.29       2,894.35     260,645.36
12/01/98                          8,600.29       2,832.35     254,877.42
 1/01/99                          8,600.29       2,769.67     249,046.80
 2/01/99                          8,600.29       2,706.31     243,152.82
 3/01/99                          8,600.29       2,642.26     237,194.79
 4/01/99                          8,600.29       2,577.52     231,172.02
 5/01/99                          8,600.29       2,512.07     225,083.80
 6/01/99                          8,600.29       2,445.91     218,929.42
 7/01/99                          8,600.29       2,379.03     212,708.16
 8/01/99                          8,600.29       2,311.43     206,419.30
 9/01/99                          8,600.29       2,243.09     200,062.10
10/01/99                          8,600.29       2,174.01     193,635.82
11/01/99                          8,600.29       2,104.18     187,139.71
12/01/99                          8,600.29       2,033.58     180,573.00

EXHIBIT B
ADDITIONAL RENT FOR EXISTING TENANT IMPROVEMENTS


                                                      13.04%
                                       PMT         INT               BAL
                               -------------------------------------------
 1/01/00                          8,600.29       1,962.23     173,934.94
 2/01/00                          8,600.29       1,890.09     167,224.74
 3/01/00                          8,600.29       1,817.18     160,441.63
 4/01/00                          8,600.29       1,743.47     153,584.81
 5/01/00                          8,600.29       1,668.95     146,653.47
 6/01/00                          8,600.29       1,593.63     139,646.81
 7/01/00                          8,600.29       1,517.50     132,564.02
 8/01/00                          8,600.29       1,440.53     125,404.26
 9/01/00                          8,600.29       1,362.73     118,166.70
10/01/00                          8,600.29       1,284.08     110,850.49
11/01/00                          8,600.29       1,204.58     103,454.78
12/01/00                          8,600.29       1,124.21      95,978.70
 1/01/01                          8,600.29       1,042.97      88,421.38
 2/01/01                          8,600.29         960.85      80,781.94
 3/01/01                          8,600.29         877.83      73,059.48
 4/01/01                          8,600.29         793.91      65,253.10
 5/01/01                          8,600.29         709.08      57,361.89
 6/01/01                          8,600.29         623.33      49,384.93
 7/01/01                          8,600.29         536.65      41,321.29
 8/01/01                          8,600.29         449.02      33,170.02
 9/01/01                          8,600.29         360.45      24,930.18
10/01/01                          8,600.29         270.91      16,600.80
11/01/01                          8,600.29         180.40       8,180.91
12/01/01                          8,269.81          88.90           0.00

                                EXHIBIT "C"

                            TENANT IMPROVEMENTS

Office improvements

Process piping (and insulation)

Sprinkler system

Press bases and pits

Draft curtains

Smoke vents

Electrical system (upgrade)

Building ventilation

Concrete slab for liquid nitrogen tank

Walls for boiler/hydraulics room

Cold box refrigeration system (upgrade)